                                                                    Exhibit 99.2

In re:  MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         STATEMENT OF FINANCIAL AFFAIRS

--------------------------------------------------------------------------------

The attached Form 7-Statement of Financial Affairs is filed on a consolidated basis for the following Debtors:

                  CASE NUMBER               DEBTOR
                  -----------               ------

                  97-174 (PJW)              MOBILEMEDIA COMMUNICATIONS, INC.
                  97-175 (PJW)              MOBILEMEDIA CORPORATION
                  97-176 (PJW)              MOBILEMEDIA COMMUNICATIONS, INC.
                                              (CALIFORNIA)
                  97-177 (PJW)              MOBILEMEDIA DP PROPERTIES, INC.
                  97-178 (PJW)              MOBILEMEDIA PCS, INC.
                  97-179 (PJW)              DIAL PAGE SOUTHEAST, INC.
                  97-180 (PJW)              RADIO CALL CO. OF VIRGINIA, INC.
                  97-181 (PJW)              MOBILEMEDIA PAGING, INC.
                  97-182 (PJW)              MOBILEMEDIA COMMUNICATIONS
                                              CORPORATION OF AMERICA
                  97-183 (PJW)              MOBILECOMM OF THE SOUTHEAST, INC.
                  97-184 (PJW)              MOBILECOMM OF THE NORTHEAST, INC.
                  97-185 (PJW)              MOBILECOMM NATIONWIDE
                                              OPERATIONS, INC.
                  97-186 (PJW)              MOBILECOMM OF TENNESSEE, INC.
                  97-187 (PJW)              MOBILECOMM OF THE SOUTHEAST
                                              PRIVATE CARRIER OPERATIONS, INC.
                  97-188 (PJW)              MOBILECOMM OF THE SOUTHWEST, INC.
                  97-189 (PJW)              MOBILECOMM OF FLORIDA, INC.
                  97-190 (PJW)              MOBILECOMM OF THE MIDSOUTH, INC.
                  97-191 (PJW)              FWS RADIO, INC.
                  97-192 (PJW)              MOBILECOMM OF THE WEST, INC.

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                                     Form 7
                         STATEMENT OF FINANCIAL AFFAIRS

--------------------------------------------------------------------------------

1.   Income from employment or operation of business

         None
         [ ] State the gross amount of income the debtor has received from employment, trade, or profession, or from operation of the Debtor's business from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor's fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

         AMOUNT               SOURCE                     FISCAL YEAR PERIOD

         See Attachment 1.

2.   Income other than from employment or operation of business

         None
         [ ] State the amount of income received by the debtor other than from employment, trade, profession, or operation of the debtor's business during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

         AMOUNT               SOURCE

         See Attachment 2.

3.   Payments to creditors

         None
         [ ] a. List all payments on loans, installment purchases of goods or services, and other debts, aggregating more than $600 to any creditor, made within 90 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

         NAME AND ADDRESS OF  DATES OF      AMOUNT             AMOUNT
         CREDITOR             PAYMENTS      PAID               STILL OWING

         See Attachment 3-A.

In re:        MobileMedia Communications, Inc., et al.                    Form 7
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------

3.   Payments to creditors (cont.)

         None
         [ ] b. List all payments made within one year immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

         NAME AND ADDRESS OF
         CREDITOR AND              DATES OF      AMOUNT             AMOUNT
         RELATIONSHIP TO DEBTOR    PAYMENTS      PAID               STILL OWING

         See Attachment 3-B.

4. Suits and administrative proceedings, executions, garnishments and attachments

         None
         [ ] a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                 COURT OR
         CAPTION OF SUIT           NATURE OF     AGENCY AND         STATUS OR
         AND CASE NUMBER           PROCEEDING    LOCATION           DISPOSITION

         See Attachment 4-A.

         None
         [x] b. Describe all property that has been attached, garnished or seized under any legal or equitable process within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

5.   Repossessions, foreclosures and returns

         None
         [x] List all property that has been repossessed by a creditor, sold at a foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                   DATE OF REPOSSESSION,      DESCRIPTION
         NAME AND ADDRESS          FORECLOSURE SALE,          AND VALUE OF
         OF CREDITOR OR SELLER     TRANSFER OR RETURN         PROPERTY

6.   Assignments and receiverships

         None
         [x] a. Describe any assignment of property for the benefit of creditors made within 120 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include any assignment by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

In re:        MobileMedia Communications, Inc., et al.                    Form 7
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------

6.   Assignments and receiverships (cont.)

         None
         [x] b. List all property which as been in the hands of a custodian, receiver, or court-appointed official within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition

7.   Gifts

         None
         [ ] List all gifts or charitable contributions made within one year immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include gifts or contributions by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

         NAME AND ADDRESS          RELATIONSHIP                      DESCRIPTION
         OF PERSON                 TO DEBTOR,       DATE             AND VALUE
         OR ORGANIZATION           IF ANY           OF GIFT          OF GIFT

         See Attachment 7.

8.   Losses

         None
         [ ] List all losses from fire, theft, other casualty or gambling within one year immediately preceding the commencement of this case or since the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include losses by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

         See Attachment 8.

9.   Payments related to debt counseling or bankruptcy

         None
         [ ] List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of a petition in bankruptcy within one year immediately preceding the commencement of this case.

                                 DATE OF PAYMENT,
                                 NAME OF PAYOR IF          AMOUNT OF MONEY OR
         NAME AND ADDRESS        OTHER THAN                DESCRIPTION AND VALUE
         OF PAYEE                DEBTOR                    OF PROPERTY

         See Attachment 9.

In re:        MobileMedia Communications, Inc., et al.                    Form 7
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------

10. Other transfers

         None
         [ ] List all other property, other than property transferred in the ordinary course of the business or financial affairs of the debtor, transferred either absolutely or as security within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

         NAME AND ADDRESS
         OF TRANSFEREE,            TRANSFERRED                DESCRIBE PROPERTY
         RELATIONSHIP TO DEBTOR    DATE                       AND VALUE RECEIVED

         See Attachment 10.

11.  Closed financial accounts

         None
         [ ] List all financial accounts and instruments held in the name of the debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions. (Married debtors filing under chapter 12 or chapter 13 must include information concerning accounts or instruments held by or for either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                   TYPE AND NUMBER
                                   OF ACCOUNT AND             AMOUNT AND
         NAME AND ADDRESS          AMOUNT OF FINAL            DATE OF SALE
         OF INSTITUTION            BALANCE                    OR CLOSING

         See Attachment 11.

12.  Safe deposit boxes

         None
         [x] List each safe deposit or other box or depository in which the debtor has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include boxes or depositories of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

13.  Setoffs

         None
         [x] List all setoffs made by any creditor, including a bank, against a debt or deposit of the debtor within 90 days preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

         NAME AND ADDRESS          DATE OF                    AMOUNT OF
         OF CREDITOR               SETOFF                     SETOFF

In re:        MobileMedia Communications, Inc., et al.                    Form 7
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------

14.  Property held for another person

         None
         [ ] List all property owned by another person that the debtor holds or controls.

         NAME AND ADDRESS          DESCRIPTION AND
         OF OWNER                  VALUE OF PROPERTY        LOCATION OF PROPERTY

         See Attachment 14.

15.  Prior address of debtor

         None
         [ ] If the debtor has moved within the two years immediately preceding the commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case. If a joint petition is filed, report also any separate address of either spouse.

         ADDRESS                    NAME USED                 DATES OF OCCUPANCY

         See Attachment 15.

16.  Nature, location and name of business

         None
         [ ] a. If the debtor is an individual, list the names and addresses of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partnership, sole proprietorship, or was a self-employed professional within the two years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within the two years immediately preceding the commencement of this case.

                  b. If the debtor is a partnership, list the names and addresses of all businesses in which the debtor was a partner or owned 5 percent or more of the voting securities, within the two years immediately preceding the commencement of this case.

                  c. If the debtor is a corporation, list the names and addresses of all businesses in which the debtor was a partner or owned 5 percent or more of the voting securities within the two years immediately preceding the commencement of this case.

         NAME AND ADDRESS          NATURE OF                  DATES OF OPERATION
                                   BUSINESS                   BEGINNING   ENDING

         See Attachment 16-C.

In re:        MobileMedia Communications, Inc., et al.                    Form 7
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------

17.  Books, records and financial statements

         None
         [ ] a. List all bookkeepers and accountants who within the six years immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

         NAME AND ADDRESS           DATES SERVICES RENDERED

         See Attachment 17-A.

         None
         [ ] b. List all firms or individuals who within the two years immediately preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

         NAME AND ADDRESS           DATES SERVICES RENDERED

         See Attachment 17-B.

         None
         [ ] c. List all firms or individuals who at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

         NAME                       ADDRESS

         See Attachment 17-C.

         None
         [ ] d. List all financial institutions, creditors and other parties, including mercantile and trade agencies, to whom a financial statement was issued within the two years immediately preceding the commencement of this case by the debtor.

         NAME AND ADDRESS           DATE ISSUED

         See Attachment 17-D.

18.  Inventories

         None
         [ ] a. List the dates of the last two inventories taken of your property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

                             INVENTORY     DOLLAR AMOUNT OF INVENTORY
         DATE OF INVENTORY   SUPERVISOR    (Specify cost, market or other basis)

         See Attachment 18-A and 18-B.

In re:        MobileMedia Communications, Inc., et al.                    Form 7
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------

18.  Inventories (cont.)

         None
         [ ] b. List the name and address of the person having possession of the records of each of the two inventories reported in 18a., above.

                                    NAME AND ADDRESSES OF CUSTODIAN
         DATE OF INVENTORY          OF INVENTORY RECORDS

         See Attachment 18-A and 18-B.

19.  Current Partners, Officers, Directors and Shareholders

         None
         [ ] a. If the debtor is a partnership, list the nature and percentage of partnership interest of each member of the partnership.

         Not Applicable.

         None
         [ ] b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting securities of the corporation.

                                                           NATURE AND PERCENTAGE
         NAME AND ADDRESS           TITLE                  OF STOCK OWNERSHIP

         See Attachment 19-B.

20.  Former partners, officers, directors and shareholders

         None
         [ ] a. If the debtor is a partnership, list each member who withdrew from the partnership within one year immediately preceding the commencement of this case.

         Not Applicable.

         None
         [ ] b. If the debtor is a corporation, list all officers, or directors whose relationship with the corporation terminated within one year immediately preceding the commencement of this case.

         NAME AND ADDRESS           TITLE                    DATE OF TERMINATION

         See Attachment 20-B

In re:        MobileMedia Communications, Inc., et al.                    Form 7
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------

21.  Withdrawals from a partnership or distributions by a corporation

         None

         [_] If the debtor is a partnership or corporation, list all withdrawals or distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case.

         NAME & ADDRESS                                    AMOUNT OF MONEY
         OF RECIPIENT,             DATE AND PURPOSE        OR DESCRIPTION
         RELATIONSHIP TO DEBTOR    OF WITHDRAWAL           AND VALUE OF PROPERTY

         See Attachment 21.

I declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information and belief.


         Date:  March 24, 1997     Signature: /s/ Santo J. Pittsman
                                              ---------------------
                                              Santo J. Pittsman
                                              Senior Vice President and Chief
                                              Financial Officer

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                  Attachment 1
                        INCOME FROM OPERATION OF BUSINESS

--------------------------------------------------------------------------------

GROSS INCOME:

        For the month ended January 31, 1997 (1)        $50,745,461  (unaudited)

        For the year ended December 31, 1996            $640,710,364 (unaudited)

        For the year ended December 31, 1995            $252,996,000 (audited)

Note 1 - The Debtors filed their voluntary petitions under chapter 11 of title 11 of the United States Code on January 30, 1997; accordingly, income shown for 1997 includes two days of operations as a debtor in possession.

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                  Attachment 2
                INCOME OTHER THAN THAT FROM OPERATION OF BUSINESS

--------------------------------------------------------------------------------

INTEREST INCOME:

              For the year ended December 31, 1996      $709,833   (unaudited)

              For the year ended December 31, 1995      $4,566,000 (audited)

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                  Attachment 3-A
                              PAYMENTS TO CREDITORS

--------------------------------------------------------------------------------

See Exhibit 99.3

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                 Attachment 3-B
                              PAYMENTS TO INSIDERS

--------------------------------------------------------------------------------

Payments made to Current and Former Officers between January 30, 1996 and January 29, 1997

        Current & Former            Reimbursable             Salary/                                      Total
            Officers                 Expenses *            Auto Allow.      Bonus        Severance        Comp.
            --------                 ----------            -----------      -----        ---------        -----

                                 --------------------     -----------------------------------------------------------
Lorelli, Michael (2) (3)                      13,706             86,154       250,000         973,473      1,309,627
Rorke, Gregory (2) (3)                        23,320            163,592       200,000         428,644        792,236
Kealey, John (2) (3)                          22,327            132,505             0         596,683        729,187
Aidem, Karen (2)                              18,884            165,885        40,000         160,000        365,885
Lee, Michael (2)                              39,489            170,000        92,692               0        262,692
McVay, Kenneth (2)                            26,049            151,647       104,038               0        255,685
Witsaman, Mark (1)                           110,420            203,768         5,191               0        208,959
Pittsman, Santo (1)                           31,041            181,346             0               0        181,346
Burdette, H. Stephen (1)                      81,280            170,961             0               0        170,961
Shea, Kevin (1)                               14,596            135,784         6,250               0        142,034
Hughes, Curtis (1)                            22,124            106,738        31,200               0        137,938
Gray, Patricia (1)                             9,380             96,508        15,000               0        111,508
Belardi, Gene (2)                             14,769            107,692             0               0        107,692
Cross, Andrew (1)                              8,244             42,500        62,500               0        105,000
Ploder, Rodolfo (2)                           28,532             74,443             0          13,151         87,593
Pascucci, James (1)                           85,658             82,454         3,000               0         85,454
Gross, Steven (1)                              9,730             34,808        42,500               0         77,308
Hilson, Debra (1)                             29,723             49,347        12,000               0         61,347
Boykin, Roberta (1)                            6,528             40,808             0               0         40,808
Barnett, Penelope (2)                            901             36,814           438               0         37,252
Ingram, Glynn (2)                              1,350             22,491         2,788          67,664         92,943
                                 --------------------     -----------------------------------------------------------

(1) Current Officer and/or Insider
(2) Former Officer and/or Insider
(3) Former Officer who is also a former Director of MobileMedia Corporation
*   Reimburseable Expenses are not included in Total Compensation

In re:        Mobile Media Communications, Inc., et al.           Attachment 3-B
Case Number:  97-174 (PJW)

Payments made to Directors of MobileMedia Corporation and Primary Investors between January 30, 1996 and January 29, 1997

Current & Former                 Reimbursable             Salary/                                     Total
           Directors             Expenses   *             Auto Allow.   Bonus         Severance       Comp.
           ---------             ------------             -----------   -----         ---------       -----

                                 --------------------     -----------------------------------------------------------
Bayer, David (1) (2) (6) (7)                 158,946            255,000             0               0              0
Bean, Clifford (1)                            30,408                  0             0               0              0
Bunce, John (1) (5)                                0                  0             0               0              0
Cohen, Mitchell (1) (5)                            0                  0             0               0              0
Friedman, Tully (1) (5)                            0                  0             0               0              0
Hellman, F. Warren (1) (5)                         0                  0             0               0              0
Mitchell, Kenneth (3)                              0                  0             0               0              0

Hellman & Friedman (4)                        74,240                  0             0               0              0
                                 --------------------     -----------------------------------------------------------

(1) Current Director
(2) Chairman, MobileMedia Corporation
(3) Former Director
(4) Principal Investor
(5) General Partner of Hellman & Friedman
(6) Former Officer
(7) Includes amounts paid to entities controlled by Mr. Bayer

  * Reimburseable Expenses are not included in Total Compensation

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)
--------------------------------------------------------------------------------

                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                 Attachment 4-A
                                    LAWSUITS
--------------------------------------------------------------------------------

============================================ ==================== ======================================== =========================
Matter & Forum (If Open)                     Amount Sought        Nature of Suit                           Disposition
============================================ ==================== ======================================== =========================

============================================ ==================== ======================================== =========================
Acme Shirt Co., Inc. v. Dial Page            Unspecified.         Dispute regarding paging service under   Open.
Southeast, Inc.                                                   1994 agreement.

Richland County, SC Court
C/A No. 95-CP-40-2784
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Aerotek v. MobileComm                        $69.00               Service not rendered for monies paid.    Closed.
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Air Touch Paging, et al., v. Roger W.        Unspecified.         Ohio Tax Case in which MobileComm        Open.
Tracey Tax Commissioner of Ohio, et al.                           participates.

Franklin County, Ohio
Tenth Appellate District

Case No. 95 APE-11-1549
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Aref, Suraya v. MobileMedia                  Unspecified.         Claim of wrongful termination based      Open.
                                                                  primarily on gender discrimination
California Department of Fair Employment
and Housing
DFEH#E-9697-K-0879
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Yassim El-Ayouty  v. David MobileComm        $253.00              Contract canceled, but billing           Closed.
[sic] and David Cohen                                             continued.


-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Lynece Benton v. MobileComm of Tennessee     $363.10              Wrongful withdrawal of monies from       Closed.
                                                                  checking account.
============================================ ==================== ======================================== =========================

In Re:        MobileMedia Communications Inc., et al.             Attachment 4-A
Case Number:  97-174 (PJW)

============================================ ==================== ======================================== =========================
Matter & Forum (If Open)                     Amount Sought        Nature of Suit                           Disposition
============================================ ==================== ======================================== =========================

============================================ ==================== ======================================== =========================
Berenkamp, Adeline v. MobileComm of the      Unspecified.         Alleges age discrimination.              Closed.
Southwest, Inc.
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Best, Iris  v. Dial Page                     Unspecified.         Alleged differential treatment and       Closed.
                                                                  constructive discharge due to race.
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Big Creek Development Company, as            $9,760.00 plus       Dispute related to lease of space by     Open.
successor in interest to S.W. Shopping,      interest,            Dial Page.
Inc.  v. Dial Page Southeast, Inc. & Dial    attorneys fees and
Page, Inc.                                   court costs.

Cobb County, GA Court
Case No. 95A6040-4
============================================ ==================== ======================================== =========================

In Re:        MobileMedia Communications Inc., et al.             Attachment 4-A
Case Number:  97-174 (PJW)

============================================ ==================== ======================================== =========================
Matter & Forum (If Open)                     Amount Sought        Nature of Suit                           Disposition
============================================ ==================== ======================================== =========================

============================================ ==================== ======================================== =========================
Norman Bobrow and Lawrence Robbins v.        Unspecified.         Four class actions consolidated,         Open.
MobileMedia, Inc., Gregory Rorke, John M.                         alleging violations of the Securities
Kealey, David Bayer, Michael K. Lorelli;                          Exchange Act of 1934, claiming that
                                                                  defendants made materially false and
Jackson Hawkins and Michael Meyers v.                             misleading statements or failed to
MobileMedia, Inc., Gregory Rorke John M.                          disclose material facts necessary  to
Kealey, Santo Pittsman, Rodolfo Ploder and                        make certain statements not misleading
David Bayer;                                                      in a series of public statements from
                                                                  late 1995 through late 1996.
Dr. David Kirschner, Defined Benefit
Pension Plan and Trust  v. MobileMedia
Corporation, Gregory Rorke, John M.
Kealey, David Bayer and Michael K.
Lorelli;

Samuel Tave, Sidney Isaacs and Lenore
Isaacs v. MobileMedia Inc., Gregory Rorke,
John M. Kealey, David Bayer, and Michael
K. Lorelli

US District Court, District of New Jersey
Case No. 96--4715 (JWB)
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Ethel Bolden v. MobileComm, Inc. [sic], a    $31.46               Small Claim.  Interest on small claims   Open.
Bellsouth company [sic]                                           judgment.

Duval County, FL Court
Case No.  96-1244 SP
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Boswell, Lisa R.  v. MobileComm of the       Unspecified.         Alleges race/sex discrimination in       Open.
Northeast, Inc.                                                   regard to layoff.

Illinois Dept. of Human Rights & EEOC
Charge #210961868
============================================ ==================== ======================================== =========================

In Re:        MobileMedia Communications Inc., et al.             Attachment 4-A
Case Number:  97-174 (PJW)

============================================ ==================== ======================================== =========================
Matter & Forum (If Open)                     Amount Sought        Nature of Suit                           Disposition
============================================ ==================== ======================================== =========================

============================================ ==================== ======================================== =========================
Brannen, Thomas E. v. MobileMedia            Unspecified.         Claims discrimination based on age in    Open.
                                                                  his termination.
TN Human Rights Comm & EEOC
THRC #1307696
EEOC #25A960070
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
1992 Brixton Square Limited Partnership v.   $3,288.26            Lease dispute-Plaintiff hired            Open.
MobileMedia Communication, Inc. [sic]                             contractor for tenant improvement.

Oklahoma County, OK District Court
Case No. CS-96-5457
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Candelaria, Donna L. v. MobileMedia          Unspecified.         Alleges discrimination based on age in   Closed.
                                                                  her layoff and job elimination.
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Carolina Cellular, Inc. v. Dial Page, Inc.   $3,000.00            Dispute under contract relating to       Closed.
& Billy Jackson                                                   Carolina Cellular's sale and promotion
                                                                  of  Dial Page pagers and services in
                                                                  two shopping malls.
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Chimenti, Lizabeth  & Boris Muchnij v.       $10,000.00           Lease dispute.                           Open.
MobileComm, Inc. [sic]

Oakland County, MI Circuit Court
46th Judicial Circuit
Case No. 96-534634-CZ

Related Matter:

MobileComm of the Northeast, Inc. v.         $75,000.00
Lizabeth Chimenti and Boris Muchnij

US District Court
For the Eastern District of Michigan
(Southern Division)
Case No. 97-70714
============================================ ==================== ======================================== =========================

In Re:        MobileMedia Communications Inc., et al.             Attachment 4-A
Case Number:  97-174 (PJW)

============================================ ==================== ======================================== =========================
Matter & Forum (If Open)                     Amount Sought        Nature of Suit                           Disposition
============================================ ==================== ======================================== =========================

============================================ ==================== ======================================== =========================
Chin, Stanley & Stanley Chin d/b/a           $62,000.00           Claim that Defendant wrongfully          Open.
Electronic Ventures v. Ram Paging Hawaii,                         revoked a firm offer to sell pagers at
Diane Kim, & Michael Reilly                                       a quoted price, and detrimental
                                                                  reliance.
U.S.D.C., District of Hawaii
No. 94-00361HMF
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Clarken, Penny Moe v. MobileComm of the      $350,000.00 plus     Discrimination claim.                    Open.
Midsouth, Inc.; d/b/a MobileComm, A          legal interest,
BellSouth Company and Subsidiary of          all costs of the
BellSouth Corporation                        proceedings and
                                             reasonable
U.S.D.C., Eastern District of LA, New        attorney's fees.
Orleans Division
C.A. No. 95-3174 "K" (4)
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
County of Dallas, et al. v. John D. Bailey   $17,301.64           Dallas County has sued Bailey and        Open.
& Company and MobileMedia Communications,                         MobileMedia for unpaid taxes.
Inc.

Dallas County, TX District Court
No. 92-30055-T-L
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
CR, Inc. v MobileMedia Communications, Inc.  $60,000.00            (1) a breach of contract; (2)           Open.
                                                                  conversion; (3) unjust enrichment; and
Tarrant County, TX District Court, 96th                           (4) a claim for attorneys fees.
Judicial District
Cause No. 096-163116-96
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Michael Creek v. MobileComm                  $210.89              Claim of service not received.           Closed.
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Dallas Communication v. Dial Page            $2,000.00            Dispute relating to payment (based on    Closed.
                                                                  cost) under a rebroadcaster agreement.

-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Louis R. De Mauro v. MobileComm              $555.00              Claim that MobileComm charged customer   Open.
                                                                  for long distance service when
Bercounty County Special Civil Part Court                         customer signed up for local service.
Case No. SC-304-97
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Dial Page, Inc. v. Beep Me, Inc. &           $100,000.00          Breach of its reseller contract.         Closed.
============================================ ==================== ======================================== =========================

In Re:        MobileMedia Communications Inc., et al.             Attachment 4-A
Case Number:  97-174 (PJW)

============================================ ==================== ======================================== =========================
Matter & Forum (If Open)                     Amount Sought        Nature of Suit                           Disposition
============================================ ==================== ======================================== =========================

============================================ ==================== ======================================== =========================
Marshall C. Ezell, II                        Judgment obtained
                                             but Ezell filed
U.S.D.C., Northern District of AL,           Chapter 13.
Southern Division
CV-95-C-0572-S
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Dosunmu, Hakeem A.                           Unspecified.         Alleges sex/national origin              Open.
                                                                  discrimination
Office of Human Rights Howard County, MD &
EEOC
Charge # 120961187
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Drayton, Leslie v. MobileMedia               Unspecified.         Claims lost wages, discrimination and    Open.
Communications, Inc.                                              intentional infliction of emotional
                                                                  distress.
Mass. Comm. Agst. Discrimination
No. 96-BEM-0974
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Ex Machina, Inc. v. Mobile Communications    $5 million.          Breach of Contract.                      Open.
Corporation of America

American Arbitration Association, NY
No. 1313300588 96
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
FCC Investigation                            Unspecified          Investigation of licensing               Open.
                                                                  misrepresentations and other
Federal Communications Commission                                 violations in connection with the
1919 M. St., NW                                                   licensing procedure for local
Washington, DC 20554                                              transmission one-way paging stations.
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Howard Fienman & Vincent Romei v.            Unspecified.         Class Action alleging violations of      Open.
MobileMedia Corporation, Gregory Rorke,                           the Securities Exchange Act of 1933,
John M. Kealey, Santo J. Pittsman, David                          claiming that plaintiffs purchased the
A. Bayer, Clifford A. Bean, John L. Bunce,                        Company's securities in a secondary
Jr., Mitchell R. Cohen, Tully M. Friedman,                        offering on November 7, 1995, in
Kenneth P. Mitchell, Lehman Brothers,                             reliance on offering documents that
Donaldson, Lufkin & Jenrette; Goldman                             contained materially false and
Sachs & Co. and Smith Barney Inc.                                 misleading statements.

US District Court, District of New Jersey
CA No. 96-5723 (JWB)
============================================ ==================== ======================================== =========================

In Re:        MobileMedia Communications Inc., et al.             Attachment 4-A
Case Number:  97-174 (PJW)

============================================ ==================== ======================================== =========================
Matter & Forum (If Open)                     Amount Sought        Nature of Suit                           Disposition
============================================ ==================== ======================================== =========================

============================================ ==================== ======================================== =========================
Foote, Brenda v. MobileComm of the           Unspecified.         Alleged race discrimination.             Open.
Southwest, Inc.

EEOC Houston, TX
Case No.  330871392
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Susan L. & Robert D. Gallagher v.            $1,000.00            Breach of Contract.                      Closed.
MobileComm

-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Galloway, Shannon L.  v. Dean Schaubhut,     $120.00              Allegations by temporary employee of     Open.
Brad Mitchell & MobileComm Nationwide                             physical and verbal abuse.
Operations, Inc. d/b/a/ MobileComm

East Baton Rouge, LA District Court, 19th
Judicial District
No. C420721 Div:D
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Kathleen A. Geryk v. MetroMedia Paging       $20,000.00           Discrimination/Retaliation Charge.       Closed.
Services, Inc.

Connecticut Commission on Human Rights &
Opportunities
Case No. 9410151
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Gomes, Felicia M. v. MetroMedia Paging       Unspecified.         Employment discrimination alleging       Closed.
System [sic]                                                      wrongful termination based on gender.

-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Graham, Hamilton & Dwyer t/a Graham,         $375,000.00          Dispute over the gross proceeds          Open.
Hamilton, Inc. v. MobileMedia Corporation                         received from the private placement of
                                                                  stock in connection with the
U.S.D.C., District of Columbia                                    acquisition of MetroMedia Paging
C.A No. 96-1451                                                   Services, Inc.
============================================ ==================== ======================================== =========================

In Re:        MobileMedia Communications Inc., et al.             Attachment 4-A
Case Number:  97-174 (PJW)

============================================ ==================== ======================================== =========================
Matter & Forum (If Open)                     Amount Sought        Nature of Suit                           Disposition
============================================ ==================== ======================================== =========================

============================================ ==================== ======================================== =========================
Susan W. Goldberg  v. MobileMedia            $2,000.00            Job description misrepresentation.       Closed.
Communications, Inc.

-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Grossman, Jack  v. MobileMedia               Unspecified.         Sales rep alleging wrongful              Open.
Communications, Inc.                                              termination under NJ law against
                                                                  discrimination.
Monmouth County, NJ Superior Court, Law
Division
L 4075-96
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Harvey, Tonya v. MobileComm of the           Unspecified.         Alleged race/sex discrimination in       Open.
Northeast                                                         regard to layoff.

Illinois Dept of Human Rights & EEOC
Charge #210961871
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Hill, Betty v. MobileComm                    Unspecified.         Alleges unfair treatment due to          Open.
                                                                  demotion.
EEOC, Dallas, TX
Charge #210961871
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Honeycutt, Barry Eugene v. MobileComm        $185.00              $185 for debt for pager MobileComm       Closed.
                                                                  kept after refusing to service.
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Holloway, James v. Mobile Communications     Unspecified.         Charge of Discrimination.                Closed.
[sic]

-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Stephen Jockers, G. Robert Toney &           $2 million           Alleged violation of a Florida           Open.
Associates, Inc., & Dr. Jeffrey Rubin &                           Department of Revenue statute which
Ruth Rubin, individually, & on behalf of                          permits utilities to pass through
others similarly situated v. BellSouth                            state "gross receipts taxes" to rate
Mobility Inc., MobileComm of Florida,                             payers upon compliance with certain
Inc., Mobile Communications Corporation of                        billing formalities.
America & John Does 1 through 100

Fulton County, GA Superior Court
Case No. E47Z01
============================================ ==================== ======================================== =========================

In Re:        MobileMedia Communications Inc., et al.             Attachment 4-A
Case Number:  97-174 (PJW)

============================================ ==================== ======================================== =========================
Matter & Forum (If Open)                     Amount Sought        Nature of Suit                           Disposition
============================================ ==================== ======================================== =========================

============================================ ==================== ======================================== =========================
Kerwick, Sean J. v. MobileComm               $9,750.00            Claims did not receive severance         Open.
                                                                  package that was promised to former
Court of Common Pleas, Office of the                              MobileComm employees.
Prothonotary, Bucks County, PA
No. 96007252
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Brett L. Langston v. MobileMedia             $3,500.00            Discrimination and wrongful              Closed.
Communications, Inc.                                              termination.
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Ledlow, Cynthia v. MobileComm                $20,000.00           Severance package regarding equivalent   Closed.
                                                                  position.
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
L&R Comm., Ltd. v. MobileMedia               $627.00              Dispute over payment for services        Closed.
Communications, Inc.                                              rendered.

Bergen County, NJ Superior Court, Law
Division, Special Civil Part
Docket No. DC-4534-96
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Master Air Conditioning v. MobileComm        $55.00               Customer filed claim to get someone to   Closed.
                                                                  cancel account and to return a pager.
Prec. 2-2, Dallas County, TX
Docket No. J896-01232L
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Matesic, Opal v. MetroMedia Paging [sic]     Unspecified.         Alleges termination based on gender      Open.
                                                                  discrimination.
EEOC (Houston, TX)
Charge #330941035
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Network USA d/b/a/ Network Paging v.         $5,000.00            Alleged attempt to interfere with the    Open.
American Mobilephone Paging d/b/a Dial                            contracts and business relations of
Page; and Pioneer Telephone Directories                           the Plaintiff and to damage the
                                                                  reputation of Plaintiff.
Court of Houston County, Alabama
Case No. CV 95-000774
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
McCall, Darla v. Dial Page                   Unspecified.         Claims for (1) sexual discrimination;    Closed.
                                                                  (2) violation of the Family Leave Act;
                                                                  (3) breach of the implied covenant of
                                                                  good faith; and (4) misrepresentation.
============================================ ==================== ======================================== =========================

In Re:        MobileMedia Communications Inc., et al.             Attachment 4-A
Case Number:  97-174 (PJW)

============================================ ==================== ======================================== =========================
Matter & Forum (If Open)                     Amount Sought        Nature of Suit                           Disposition
============================================ ==================== ======================================== =========================

============================================ ==================== ======================================== =========================
McDuffie v. MobileMedia                      Unspecified.         Employment discrimination based on       Open.
                                                                  race.
EEOC (NJ)
Charge No. 171960301
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
MobilComm Incorporated                       Unspecified.         Cincinnati  trademark issue regarding    Open.
& Continued Technologies Incorporated v.                          use of MobileComm name.
MobileComm, Inc.[sic] & Mobile
Communications Corporation of America

U.S.D.C., Southern District of Ohio,
Western Division
CA No. C-1-96-797
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Mobile Communications Corporation of         $113,000.00.         MobileComm suing for return of           Open.
America v. Skilldex Corporation et al.                            promissory note.  Skilldex
(with counterclaim by Skilldex)              (Skilldex            counterclaimed alleging numerous tort
                                             counterclaim of      and contract claims.
Rankin County, MS Circuit Court              $10 million.)
Cause No. 94-186
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
MobileComm v. North American Paging          $57,000.00           Collections under reseller agreement.    Closed. Judgment
                                                                                                            obtained (but defendant
                                                                                                            is virtually insolvent).
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Mobile Communications of America v. Tom      $0.00                Breach of a covenant not to compete      Closed.
Poulos                                                            and misappropriation of trade secrets.
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
MobileComm of the Southwest, Inc. v.         $85,000.00           Dispute with former reseller re:         Closed. Abstract
Reginald W. Watkins                                               solicitation of customers.               judgment was filed in
                                                                                                            the event Watkins'
                                                                                                            financial status
                                                                                                            improves.

-------------------------------------------- -------------------- ---------------------------------------- -------------------------
MobileComm of Tennessee, Inc./Telepage of    $800,000.00 Refund.  Sales Tax Refund.                        Open.
Tennessee, Inc./MobileComm of Memphis,
Inc. v. Huddleston

Davidson County
Chancery No. 93-3138-I
============================================ ==================== ======================================== =========================

In Re:        MobileMedia Communications Inc., et al.             Attachment 4-A
Case Number:  97-174 (PJW)

============================================ ==================== ======================================== =========================
Matter & Forum (If Open)                     Amount Sought        Nature of Suit                           Disposition
============================================ ==================== ======================================== =========================

============================================ ==================== ======================================== =========================
MobileMedia Communications, Inc. v.          $3,961.98            Collections.                             Open.
Airwolf Freight Systems

Superior Court of New Jersey, Law Division
Essex County Special Civil
Docket #DC-007901-96
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
MobileMedia Communications, Inc. v. David    $7,271.57            Collections.                             Open.
D. Install Field

Superior Court of New Jersey, Law Division
Essex County
Docket # DC-005712-96
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
MobileMedia Communications, Inc. v.          $12,305.52           Collections.                             Open.
Michael Laporta

Superior Court of New Jersey,
Law Division, Atlantic County
Docket #L-000498-96
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
MobileMedia Communications, Inc. v. U2       $17,181.79           Collections.                             Open.
Paging

Supreme Court of the State of New York,
County of Bronx
Index #16222/96
============================================ ==================== ======================================== =========================

In Re:        MobileMedia Communications Inc., et al.             Attachment 4-A
Case Number:  97-174 (PJW)

============================================ ==================== ======================================== =========================
Matter & Forum (If Open)                     Amount Sought        Nature of Suit                           Disposition
============================================ ==================== ======================================== =========================

============================================ ==================== ======================================== =========================
MobileMedia Corporation v. Valley Mobile     Unspecified.         Dispute under intercarrier Agreement     Open.
Communications, Inc. v. MobileMedia                               regarding broadcast of MobileComm
Communications, Inc. (a California                                traffic on Valley's network.
Corporation), as Cross-defendant

Superior Court for the State of California
For the County of Los Angeles
Case No. BC 152946
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Moore, Samuel D.                             Unspecified.         Alleged violation of rights of           Closed.
p/k/a Sam Moore v. BellSouth Corporation,                         publicity and false endorsement.
BellSouth Telecommunications, Inc., Mobile
Communications Corporation of America,
Tucker Wayne & Company a/k/a Tucker
Wayne/Luckie, & John Does 1-xx

U.S.D.C., Northern District of GA
96-CV-0470-GET
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Carol Naselow and Joel Naselow v. Israel     $2,500,000.00        Automobile accident.                     Open.
Ayala and MobileComm of the Northeast, Inc.

Supreme Court of New York
Case Number 6991/95

-------------------------------------------- -------------------- ---------------------------------------- -------------------------
PageMart, Inc. v. MobileMedia Corporation    Unspecified.         Patent Infringement.                     Closed.
et al.

U.S.D.C., Northern District of TX, Dallas
Division
Case Number 3:95CV1048-P
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Peterbuilt Corporation                       $993.31              Alleged overcharge/customer refund due.  Closed.
v. MobileMedia
============================================ ==================== ======================================== =========================

In Re:        MobileMedia Communications Inc., et al.             Attachment 4-A
Case Number:  97-174 (PJW)

============================================ ==================== ======================================== =========================
Matter & Forum (If Open)                     Amount Sought        Nature of Suit                           Disposition
============================================ ==================== ======================================== =========================

============================================ ==================== ======================================== =========================
PNC Mortgage Corp. of America Formerly       Unspecified.         Default on Mortgage by Landlord.         Closed.
Sears Mortgage Corporation v. Henry Lee
Givens, Individually and as Trustee; John
E. Fisher and Jane E. Fisther, His Wife;
Reed and Turpin, M.S., P.A. Formerly Barry
A. Reed, M.D.; Waste Management, Inc. of
Florida; Richard B. Marx d/b/a Law Offices
of Richard B. Marx; MobileComm of Florida,
Inc., Formerly Tel-Car, Inc. a/k/a Tel-Car
Corp; et al.
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Portier, Kenneth W. v. Mobile Media          Unspecified.         Alleges race/sex discrimination          Open.
Communications, Inc.

Texas Commission on Human Rights & EEOC
TCHR Complaint No. 1960111-S
EEOC Complaint No. 31C960233
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Premier Paging, Inc. v. MobileComm, Inc.     $500.00              Unfair trade practice claim.             Open.
and Kevin Juneau;
50589

23rd Judicial District Court, LA, Parish
of Ascension
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Ramos v. MobileComm                          Unspecified.         Claim that MobileComm used a couple's    Closed.
                                                                  phone number to page customers who in
                                                                  turn called the couple. Couple
                                                                  alleges receiving threats of bodily
                                                                  harm.
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Rhone, Jerome v. MobileComm of Florida,      Unspecified.         Alleged racial discrimination in         Open.
Inc.                                                              denial of promotion and termination.

Jacksonville, FL EOC & EEOC
 #02-102893
#15E940055
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Talbert George Roache v. Mobile Media        Unspecified.         Discrimination claim.                    Closed.
Communication [sic]

============================================ ==================== ======================================== =========================

In Re:        MobileMedia Communications Inc., et al.             Attachment 4-A
Case Number:  97-174 (PJW)

============================================ ==================== ======================================== =========================
Matter & Forum (If Open)                     Amount Sought        Nature of Suit                           Disposition
============================================ ==================== ======================================== =========================

============================================ ==================== ======================================== =========================
Robinson, Victor v. MobileComm of Florida,   Unspecified.         Alleged race/sex discrimination.         Open.
Inc.                                                              Claimant resigned from employment.

Human Relations Commission (Pensacola, FL)
(No case No.)
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Rodriguez v. U.S. Fleet Leasing, BellSouth   $998,000.00          Auto accident 1990.                      Open.
Corporation, Mobile Communications
Corporation of America & Harold Brabham

New York County, NY Supreme Court Index
No. 11991/91
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Sandino-D'Aguilar v. MobileComm of           Unspecified.         Alleged national origin/religion         Open.
Florida, Inc.                                                     (Nicaraguan Catholic) discrimination.

Broward County, FL Human Rights Division
and EEOC
EEOC No. 15A960456
HRD Case No. EM-201-8-96
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
M. James Seemann dba/aka MJS Vending v.      $510.00              Loss of Business due to interruption     Closed.
MobileComm                                                        in paging service.
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Shaw v. MobileMedia t/a MobileMedia Com      Unspecified.         Discrimination Complaint.                Closed.
[sic] & Sparks Temporary Agency
-------------------------------------------- -------------------- ---------------------------------------- -------------------------
Simpson, Andrew Paul                         $450,000.00          Accident involving multiple vehicles     Open.
Larry Jackson Simpson, & Nancy Alona                              involving MobileComm's employee.
Simpson v. Wesley Rutland Hamby &
MobileComm of Tennessee, Inc.

Sumner County, TN Circuit Court
No. 14737-C
============================================ ==================== ======================================== =========================

In Re:        MobileMedia Communications Inc., et al.             Attachment 4-A
Case Number:  97-174 (PJW)

============================================ ==================== ======================================== ========================
Matter & Forum (If Open)                     Amount Sought        Nature of Suit                           Disposition
============================================ ==================== ======================================== ========================

============================================ ==================== ======================================== ========================
Torf, Morris & Darren Kimmel v. MetroMedia   $300,000.00          Claim that Defamatory pages could have   Open.
Paging Services, Inc., Southwestern Bell                          been avoided by MobileComm.
Corporation, James Miller, John Kealey,
Keith Davis, Michael Lee

Supreme Court of NY, Queens County Index #
16594/93
-------------------------------------------- -------------------- ---------------------------------------- ------------------------
Tordi, Franco, H. v. Mobile Communications   $2,750.00            National origin/race discrimination      Closed.
Corporation of America                                            claim.

U.S.D.C., District of MD
CA No. L-95 2600
-------------------------------------------- -------------------- ---------------------------------------- ------------------------
Haydee A. Velez v. Elaine Wagnor [sic],      $279.47              Claim for Refund for return of pager.    Closed.
Manager MobileMedia

Small Claims Court
Lampasas County, Texas
File # 2499
-------------------------------------------- -------------------- ---------------------------------------- ------------------------
Villegas, David d/b/a Austin Collection      Unspecified.         Alleged breach of contract; tortious     Open.
Service v. MobileComm of the Southwest,                           interference with business
Inc.                                                              relationships, and intentional
                                                                  infliction of emotional distress.
Supreme Court of Texas
No. 96-0838
-------------------------------------------- -------------------- ---------------------------------------- ------------------------
Jeffrey T. Williams v. MobileComm -          $37.98               Charge for service allegedly not         Open.
Cleveland [sic]                                                   rendered.

Mohaonin County, OH Court
Case No. 96CVI693
-------------------------------------------- -------------------- ---------------------------------------- ------------------------
William's, David L. v. MobileComm            Unspecified.         Wrongful termination claim alleging      Open.
Corporation [sic]                                                 sexual discrimination and breach of
                                                                  employment agreement.
EEOC
Charge #36A970048
-------------------------------------------- -------------------- ---------------------------------------- ------------------------
Wireless Communications, Inc. v. MobileComm  Unspecified.         Alleged breach of contract.              Open.
============================================ ==================== ======================================== ========================

In Re:        MobileMedia Communications Inc., et al.             Attachment 4-A
Case Number:  97-174 (PJW)

============================================ ==================== ======================================== ========================
Matter & Forum (If Open)                     Amount Sought        Nature of Suit                           Disposition
============================================ ==================== ======================================== ========================

============================================ ==================== ======================================== ========================
American Arbitration Association, TX
69 145 00081 94.
============================================ ==================== ======================================== ========================

Note: This Statement 4A does not reflect small claims actions that were pending during the year prior to January 30, 1997, but were closed as of January 30, 1997, or de minimus collections actions.

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                 Attachment 4-B
                  PROPERTY ATTACHED, GARNISHMENTS AND SEIZURES

--------------------------------------------------------------------------------

NONE

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                  Attachment 5
                     REPOSESSIONS, FORECLOSURES AND RETURNS

--------------------------------------------------------------------------------

NONE

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                             Attachment 6-A and 6-B
                          ASSIGNMENTS AND RECEIVERSHIPS

--------------------------------------------------------------------------------

NONE

In re:                     MobileMedia Communications, Inc., et al.
Case Number:               97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                  Attachment 7
                                      GIFTS

--------------------------------------------------------------------------------

Charitable Contributions 1/30/96 through 1/29/97:

         PCIA Foundation Life Page Program                              $952,301

This program was developed for individuals awaiting organ donors. When an individual carries a Life Page pager he/she is notified by the participating hospital when a donor organ becomes available.

MobileMedia participates in this program by providing services to hospitals at net cost.

The amount of the gift is calculated at the commercial value of service provided to Life Page participants.

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                  Attachment 8
                                     LOSSES

--------------------------------------------------------------------------------

-------------------------------- ------------------------ ---------------------------------------------- ------------

          DESCRIPTION                   VALUE OF            DESCRIPTION OF CIRCUMSTANCES AND, IF LOSS      DATE OF
          OF PROPERTY                   PROPERTY               WAS COVERED IN WHOLE OR IN PART BY           LOSS
                                                                   INSURANCE, GIVE PARTICULARS
-------------------------------- ------------------------ ---------------------------------------------- ------------
       Office Equipment                 < $10,000         Marietta, GA - Water damage to local            2/5/96
                                                          office.

-------------------------------- ------------------------ ---------------------------------------------- ------------
      Transmission Equipment             $15,000          Savannah, GA - Electrical Fire - Recovered       2/13/96
                                                          $5,000 in excess of $10,000 deductible.

-------------------------------- ------------------------ ---------------------------------------------- ------------
    Transmission Equipment               $20,000          Montgomery, AL - Tornado - Recovered $1,300.     3/6/96
                                                          Balance pending.

-------------------------------- ------------------------ ---------------------------------------------- ------------
            Pagers                    Undetermined        Atlanta, GA - Diversion of pagers by             5/4/96
                                                          employee. Prosecution.

-------------------------------- ------------------------ ---------------------------------------------- ------------
            Pagers                    Undetermined        Diversion of pagers by others.                   Unknown

-------------------------------- ------------------------ ---------------------------------------------- ------------
       Office Equipment                 < $10,000         Sumter, S.C. - Burglary                          6/18/96

-------------------------------- ------------------------ ---------------------------------------------- ------------
Office Equipment/Pagers                  $45,000          Brighton, MA - Burglary- Recovery Pending.      11/11/96

-------------------------------- ------------------------ ---------------------------------------------- ------------
       Office Equipment                 < $10,000         Gainesville, FL - Burglary                      11/21/96

-------------------------------- ------------------------ ---------------------------------------------- ------------

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                  Attachment 9
                PAYMENTS RELATED TO DEBT COUNSELING OR BANKRUPTCY

--------------------------------------------------------------------------------

                                             -------------------------------------------------------------

                                                              CLIENT                         AMOUNT

                                             -------------------------------------------------------------

LEGAL SERVICE:
Latham & Watkins                             MMCI - Corporate/Bankruptcy Counsel                 $624,319
Sidley & Austin                              MMCI - Bankruptcy Counsel                            992,904
Young, Conway, Stargatt & Taylor             MMCI - Delaware Bankruptcy Counsel                   125,000
Jones, Day, Reavis & Pogue                   Bondholders/Committee Counsel                        100,000
Simpson, Thacher & Bartlett                  Counsel to Chase Manhattan (as Agent)                319,489
Robinson, Silverman, Pierce                  Special Counsel to Bondholders                        60,000
Wilmer, Cutler & Pickering                   FCC Counsel to Chase Manhattan (as Agent)             47,923
Richards, Layton & Finger                    Committee - Delaware Counsel                           1,684
                                                                                       -------------------
                                                                                               $2,271,319
                                                                                       -------------------

GENERAL CONSULTING:
Ernst & Young LLP                            MMCI                                                $934,136
Alvarez & Marsal                             MMCI                                                 517,614
Donaldson, Lufkin & Jenrette                 MMCI                                                 508,366
Arthur Andersen                              Chase Manhattan (as Agent)                           275,144
Sawyer Miller Consulting                     MMCI - Public and Employee                           172,203
                                             Communications Advisor
                                                                                       -------------------
                                                                                               $2,407,462

                                                               Total                           $4,678,781
                                                                                       ===================

Legend:

MMCI = MobileMedia Communications, Inc.

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                  Attachment 10
                                 OTHER TRANSFERS

--------------------------------------------------------------------------------

----------------------------------- --------------- -------------------------------------------------------

            TRANSFEREE                   DATE                       PROPERTY TRANSFERRED/
                                                                        VALUE RECEIVED

----------------------------------- --------------- -------------------------------------------------------

U.S. Trust                          1/29/97         $585,000
as Escrow Agent                                     In fulfillment of contractural, prepetition employer
114 West 47th Street                                obligations to Messrs. Cross and Gross, Executive
New York, NY  10032                                 Vice President and Senior Vice President,
                                                    respectively, of the Debtors.

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                  Attachment 11
                            CLOSED FINANCIAL ACCOUNTS

--------------------------------------------------------------------------------

====================  ===================  ================  ============  ========================  =================  ========
     Bank Name           Account No.       Type of Account   Date Closed           Address                 City           ST
====================  ===================  ================  ============  ========================  =================  ========
AmSouth - FL              3400057053         depository        4/25/96     70 No. Baylin             Pensacola            FL

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

Bay Bank                   28641214          depository       11/16/96     75 Third Avenue           Waltham              MA
--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

Boatmen's                410151003627        depository       12/13/96     9629 Olive Blvd.          St. Louis            MO

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

Chase Manhattan           601214711         disbursement       1/27/97     55 Water Street           New York             NY
--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

Chase Manhattan           601801384         disbursement       1/27/97     55 Water Street           New York             NY

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

Chase Manhattan           601801392         disbursement       1/27/97     55 Water Street           New York             NY
--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

Chemical Bank             259011223          depository       11/14/96     55 Water Street           New York             NY

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------


====================  ===================  ==================== =================  =================
     Bank Name           Account No.            Zip                 Contact             Phone
====================  ===================  ==================== =================  =================

AmSouth - FL              3400057053            32575           William Brochu       904/444-1000

--------------------  -------------------  -------------------- -----------------  -----------------

Bay Bank                   28641214             02154           Lori Carr            617/788-5054
--------------------  -------------------  -------------------- -----------------  -----------------

Boatmen's                410151003627           63132           Terry Geraghty       314/994-9100

--------------------  -------------------  -------------------- -----------------  -----------------

Chase Manhattan           601214711             10041           Jim Toomey           212/638-2408
--------------------  -------------------  -------------------- -----------------  -----------------

Chase Manhattan           601801384             10041           Jim Toomey           212/638-2408

--------------------  -------------------  -------------------- -----------------  -----------------

Chase Manhattan           601801392             10041           Jim Toomey           212/638-2408
--------------------  -------------------  -------------------- -----------------  -----------------

Chemical Bank             259011223             10041           Jim Toomey           212/638-2408

--------------------  -------------------  -------------------- -----------------  -----------------

In re:        MobileMedia Communications, Inc., et al.             Attachment 11
Case Number:  97-174 (PJW)

====================  ===================  ================  ============  ========================  =================  ========
     Bank Name           Account No.       Type of Account   Date Closed           Address                 City           ST
====================  ===================  ================  ============  ========================  =================  ========
Citizens Bank of MD        0164223           depository        4/25/96     11735 Beltsville Ave.     Beltsville           MD

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------
Comerica                  1840045866         depository        7/18/96     13500 W. Chicago          Detroit              MI

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

CoreStates                 01175523          depository       10/25/96     P O Box 7618              Philadelphia         PA
--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

CoreStates                 2910529           depository        1/16/97     2110 State Road           Bensalem             PA
--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

First Union             2000000735522       concentration      7/29/96     301 South Tryon St.       Charlotte            NC

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

First Union             2000000735247       disbursement      11/21/96     301 South Tryon St.       Charlotte            NC
--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

First Union             2090001413633        depository        4/23/96     301 South Tryon St.       Charlotte            NC
--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

First Union             2151400104796        depository        5/7/96      301 South Tryon St.       Charlotte            NC

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

First Union             2120215251674        depository        9/10/96     301 South Tryon St.       Charlotte            NC

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

First Union             2080000370431        depository        5/31/96     301 South Tryon St.       Charlotte            NC

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

====================  ===================  ========  =================  =================
     Bank Name           Account No.        Zip          Contact             Phone
====================  ===================  ========  =================  =================
Citizens Bank of MD        0164223         20705     Tina Hung            301/572-5987

--------------------  -------------------  --------  -----------------  -----------------

Comerica                  1840045866       48228     Carol Romanowski     313/491-3030

--------------------  -------------------  --------  -----------------  -----------------

CoreStates                 01175523        19101     Geri Daley           215/973-7843
--------------------  -------------------  --------  -----------------  -----------------

CoreStates                 2910529         19020     Chris Sontag         215/639-7300
--------------------  -------------------  --------  -----------------  -----------------

First Union             2000000735522      28288     Andy Market          704/374-2840

--------------------  -------------------  --------  -----------------  -----------------

First Union             2000000735247      28288     Andy Market          704/374-2840
--------------------  -------------------  --------  -----------------  -----------------

First Union             2090001413633      28288     Andy Market          704/374-2840
--------------------  -------------------  --------  -----------------  -----------------

First Union             2151400104796      28288     Andy Market          704/374-2840

--------------------  -------------------  --------  -----------------  -----------------

First Union             2120215251674      28288     Andy Market          704/374-2840

--------------------  -------------------  --------  -----------------  -----------------

First Union             2080000370431      28288     Andy Market          704/374-2840

--------------------  -------------------  --------  -----------------  -----------------

In re:        MobileMedia Communications, Inc., et al.         Attachment 11
Case Number:  97-174 (PJW)

====================  ===================  ================  ============  ========================  =================  ========
     Bank Name           Account No.       Type of Account   Date Closed           Address                 City           ST
====================  ===================  ================  ============  ========================  =================  ========
First Union             2052300167482        depository        5/7/96      301 South Tryon St.       Charlotte            NC

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

First Union             2000007276013        depository        4/23/96     301 South Tryon St.       Charlotte            NC

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

First Union             2010000258248        depository        4/23/96     301 South Tryon St.       Charlotte            NC

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

First Union             2070148309963        depository        4/23/96     301 South Tryon St.       Charlotte            NC

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

Household                 3701197709         depository       10/25/96     255 East Lake Street      Bloomingdale         IL
--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------
Midlantic
                          1500184799         depository        4/25/96     380 S. Van Brunt St.      Englewood            NJ

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

Tri City National          5105186           depository       11/21/96     17100 W. Bluemond Rd.     Brookfield           WI

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

Trustmark                 1001311018        disbursement       1/27/97     P O Box 291               Jackson              MS

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

Trustmark                 1001363977        disbursement       1/27/97     P O Box 291               Jackson              MS

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

Trustmark                 789179009          performance        info.      P O Box 291               Jackson              MS
                                                              unavail.
--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

====================  ===================  =========  =================  =================
     Bank Name           Account No.         Zip          Contact             Phone
====================  ===================  =========  =================  =================
First Union             2052300167482       28288     Andy Market          704/374-2840

--------------------  -------------------  ---------  -----------------  -----------------

First Union             2000007276013       28288     Andy Market          704/374-2840

--------------------  -------------------  ---------  -----------------  -----------------

First Union             2010000258248       28288     Andy Market          704/374-2840

--------------------  -------------------  ---------  -----------------  -----------------

First Union             2070148309963       28288     Andy Market          704/374-2840

--------------------  -------------------  ---------  -----------------  -----------------

Household                 3701197709        60108     Michael Alexenko     847/885-0700
--------------------  -------------------  ---------  -----------------  -----------------
Midlantic
                          1500184799        07631     Sharlene             201/368-4586
                                                      Stephens
--------------------  -------------------  ---------  -----------------  -----------------

Tri City National          5105186          53005     Lisa Lange           414/785-1710

--------------------  -------------------  ---------  -----------------  -----------------

Trustmark                 1001311018        39205     Lisa DiLorenzo       601/961-6038

--------------------  -------------------  ---------  -----------------  -----------------

Trustmark                 1001363977                  Lisa DiLorenzo       601/961-6038
                                            39205
--------------------  -------------------  ---------  -----------------  -----------------

Trustmark                 789179009         39205     Lisa DiLorenzo       601/961-6038

--------------------  -------------------  ---------  -----------------  -----------------

In re:        MobileMedia Communications, Inc., et al.         Attachment 11
Case Number:  97-174 (PJW)

====================  ===================  ================  ============  ========================  =================  ========
     Bank Name           Account No.       Type of Account   Date Closed           Address                 City           ST
====================  ===================  ================  ============  ========================  =================  ========
Trustmark                 0009774540        mutual funds        info.      P O Box 291               Jackson              MS
                                                              unavail.
--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

Trustmark                 1001310895         depository        4/25/96     P O Box 291               Jackson              MS

--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

Trustmark                 1001369677         depository        4/25/96     P O Box 291               Jackson              MS
--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

Trustmark                 1001524420         depository        4/25/96     P O Box 291               Jackson              MS
--------------------  -------------------  ----------------  ------------  ------------------------  -----------------  --------

====================  ===================  =========  =================  =================
     Bank Name           Account No.         Zip          Contact             Phone
====================  ===================  =========  =================  =================
Trustmark                 0009774540        39205     Lisa DiLorenzo       601/961-6038

--------------------  -------------------  ---------  -----------------  -----------------

Trustmark                 1001310895        39205     Lisa DiLorenzo       601/961-6038

--------------------  -------------------  ---------  -----------------  -----------------

Trustmark                 1001369677        39205     Lisa DiLorenzo       601/961-6038
--------------------  -------------------  ---------  -----------------  -----------------

Trustmark                 1001524420        39205     Lisa DiLorenzo       601/961-6038
--------------------  -------------------  ---------  -----------------  -----------------

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                  Attachment 12
                               SAFE DEPOSIT BOXES

--------------------------------------------------------------------------------

NONE

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                  Attachment 13
                                     SETOFFS

--------------------------------------------------------------------------------

NONE

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                  Attachment 14
                        PROPERTY HELD FOR ANOTHER PERSON

--------------------------------------------------------------------------------

---------------------------------- ------------------------------------------------- -------------------------------

        NAME AND ADDRESS                        DESCRIPTION AND VALUE                           LOCATION
            OF OWNER                                 OF PROPERTY                              OF PROPERTY

---------------------------------- ------------------------------------------------- -------------------------------
Mountain Dew Marketing, Inc.       $546,887.50                                       Chase Manhattan Bank
(PepsiCo., Inc.)                   The Debtor was in possession of pagers which
Attn:  Mr. Richard Lawrence        were the property of Pepsi-Cola Company.
1 Pepsi Way                        During 1996 and 1997 the Debtor, as authorized
Somers, NY  10589                  agent for Pepsi, sold the pagers to third
                                   parties in a series of transactions.  The above
                                   amount owing is shown net of sales agent fees
                                   of the Debtor.

                                   The Debtor claims a receivable from
                                   Pepsi-Cola Company of a like amount which has not been satisfied.

Various customers / subscribers    $8,774,961 in the aggregate; security deposits    Chase Manhattan Bank

Various sublessees of owned real   $40,848 in the aggregate; security deposits       Chase Manhattan Bank
property

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                  Attachment 15
                             PRIOR ADDRESS OF DEBTOR

--------------------------------------------------------------------------------

The following locations are the past primary business locations of the Debtors and their predecessor entitities (Mobile Communications Corporation of America and Dial Page, Inc.). No attempt has been made to identify other locations not constituting primary business sites, such as sites occupied for the purpose of local direct sales, retail sales, engineering, inventory distribution and administrative functions, which number in the hundreds.

Dial Page, Inc.
301 College Street
Suite 700
Greenville, SC  29601

Mobile Communications Corporation of America
1800 E. County Line Road
Suite 300
Ridgeland, MS  39157

In re:        MobileMedia Communications, Inc., et al.
Case No.      97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                  Attachment 16
                      NATURE, LOCATION AND NAME OF BUSINESS
                         (Direct and Indirect Ownership)

--------------------------------------------------------------------------------

                             MOBILEMEDIA CORPORATION

                                                                                              DATES OF OPERATION
NAME AND ADDRESS                           NATURE OF BUSINESS                BEGINNING                                  ENDING
MobileMedia Communications, Inc.           Paging Company.                   5/1/95                                    Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileMedia Communications, Inc.           Paging Company.                   4/6/56*                                   Present
(California)
65 Challenger Road
Ridgefield Park, NJ  07660

MobileMedia DP Properties, Inc.            Paging Company.                   3/9/95                                    Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileMedia PCS, Inc.                      Paging Company.                   7/21/94                                   Present
65 Challenger Road
Ridgefield Park, NJ  07660

Dial Page Southeast, Inc.                  Paging Company.                   5/1/95                                    Present
65 Challenger Road
Ridgefield Park, NJ  07660

Radio Call Company of Va., Inc.            Paging Company.                   3/16/76                                   Present
65 Challenger Road
Ridgefield Park, NJ  07660

In re:       MobileMedia Communications, Inc., et al.              Attachment 16
Case No.     97-174 (PJW)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              DATES OF OPERATION
NAME AND ADDRESS                           NATURE OF BUSINESS                BEGINNING                                  ENDING
-----------------------------------------------------------------------------------------------------------------------------------
MobileMedia Paging, Inc.                   Paging Company.                   9/9/94                                    Present
65 Challenger Road
Ridgefield Park, NJ  07660

Mobile Communications                      Paging Company.                   2/1/66                                    Present
Corporation of America
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of the Southeast, Inc.          Paging Company.                   9/3/92                                    Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of the Northeast, Inc.          Paging Company.                   8/12/92                                   Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm Nationwide                      Paging Company.                   9/3/92                                    Present
Operations, Inc.
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of Tennessee, Inc.              Paging Company.                   9/16/92                                   Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of the Southeast Private        Paging Company.                  10/5/81                                   Present
Carrier Operations, Inc.
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of the Southwest, Inc.          Paging Company.                   1/3/66                                    Present
65 Challenger Road
Ridgefield Park, NJ  07660

In re:       MobileMedia Communications, Inc., et al.              Attachment 16
Case No.     97-174 (PJW)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              DATES OF OPERATION
NAME AND ADDRESS                           NATURE OF BUSINESS                BEGINNING                                  ENDING
-----------------------------------------------------------------------------------------------------------------------------------
MobileComm of Florida, Inc.                Paging Company.                   8/3/65                                    Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of the Midsouth, Inc.           Paging Company.                   11/4/74                                   Present
65 Challenger Road
Ridgefield Park, NJ  07660

FWS Radio, Inc.                            Paging Company.                   3/28/68                                   Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of the West, Inc.               Paging Company.                   3/1/57                                    Present
65 Challenger Road
Ridgefield Park, NJ  07660

Skilldex, Inc                              Employee Training.                3/15/79                                   Present
10015 W. Technology Blvd., Suite 137
Dallas, TX 75220

Valley Mobile Communications, Inc.         Paging Company.                   3/1/65                                    Present
44830 North Elm
Lancaster, CA 93534

Abacus Communications Partners, L.P.       Message Dispatch and Telephone    3/21/95                                   Present
5620 Virginia Beach Blvd.                  Long-Distance Aggregator.
Virginia Beach, VA 23462

Abacus Communications, L.L.C.              Message Dispatch and Telephone    3/21/95                                   Present
5620 Virginia Beach Blvd.                  Long-Distance Aggregator.
Virginia Beach, VA 23462

In re:       MobileMedia Communications, Inc., et al.              Attachment 16
Case No.     97-174 (PJW)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              DATES OF OPERATION
NAME AND ADDRESS                           NATURE OF BUSINESS                BEGINNING                                  ENDING
-----------------------------------------------------------------------------------------------------------------------------------
Proximity Communications Manager, Inc.     No Operating Activities.          4/27/95                                   Present
(formerly named Locate Manager, Inc.)
65 Challenger Road
Ridgefield Park, NJ  07660

Local Area Telecommunications, Inc.        No Operating Activities.         10/21/81                                   Present
65 Challenger Road
Ridgefield Park, NJ  07660

Locate - 1, Inc.                           No Operating Activities.          Information Unavailable                   Present
65 Challenger Road
Ridgefield Park, NJ  07660

Proximity Communications, L.L.C.           No Operating Activities.          4/28/95                                   Present
(formerly named Locate L.L.C.)
65 Challenger Road
Ridgefield Park, NJ  07660

Personal Communications Network            No Operating Activities.          Information Unavailable                   Information
Services of New York, Inc.                                                                                             Unavailable
65 Challenger Road
Ridgefield Park, NJ  07660

Digital Paging Systems of Canada, Inc.     No Operating Activities.          3/15/79                                   Dissolved
65 Challenger Road
Ridgefield Park, NJ  07660

MobileMedia Merger, Inc.                   Formed to acquire assets   .      5/1/95                                    Dissolved
65 Challenger Road                         of Dial Page. Survivor
Ridgefield Park, NJ 07660                  corporation; name changed
                                           to MobileMedia
                                           Communications, Inc.

In re:       MobileMedia Communications, Inc., et al.              Attachment 16
Case No.     97-174 (PJW)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              DATES OF OPERATION
NAME AND ADDRESS                           NATURE OF BUSINESS                BEGINNING                                  ENDING
-----------------------------------------------------------------------------------------------------------------------------------
                                                MOBILEMEDIA COMMUNICATIONS, INC.
MobileMedia Communications, Inc.           Paging Company.                   4/6/56*                                   Present
(California)
65 Challenger Road
Ridgefield Park, NJ  07660

MobileMedia DP Properties, Inc.            Paging Company.                   3/9/95                                    Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileMedia PCS, Inc.                      Paging Company.                   7/21/94                                   Present
65 Challenger Road
Ridgefield Park, NJ  07660

Dial Page Southeast, Inc.                  Paging Company.                   6/1/93                                    Present
65 Challenger Road
Ridgefield Park, NJ  07660

Radio Call Company of Va., Inc.            Paging Company.                   3/16/76                                   Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileMedia Paging, Inc.                   Paging Company.                   9/9/94                                    Present
65 Challenger Road
Ridgefield Park, NJ  07660

Mobile Communications                      Paging Company.                   2/1/66                                    Present
Corporation of America
65 Challenger Road
Ridgefield Park, NJ  07660

In re:       MobileMedia Communications, Inc., et al.              Attachment 16
Case No.     97-174 (PJW)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              DATES OF OPERATION
NAME AND ADDRESS                           NATURE OF BUSINESS                BEGINNING                                  ENDING
-----------------------------------------------------------------------------------------------------------------------------------
MobileComm of the Southeast, Inc.          Paging Company.                   9/3/92                                    Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of the Northeast, Inc.          Paging Company.                   8/12/92                                   Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm Nationwide                      Paging Company.                   9/3/92                                    Present
Operations, Inc.
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of Tennessee, Inc.              Paging Company.                   9/16/92                                   Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of the Southeast Private        Paging Company.                   10/5/81                                   Present
Carrier Operations, Inc.
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of the Southwest, Inc.          Paging Company.                   1/3/66                                    Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of Florida, Inc.                Paging Company.                   8/3/65                                    Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of the Midsouth, Inc.           Paging Company.                   11/4/74                                   Present
65 Challenger Road
Ridgefield Park, NJ  07660

In re:       MobileMedia Communications, Inc., et al.              Attachment 16
Case No.     97-174 (PJW)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              DATES OF OPERATION
NAME AND ADDRESS                           NATURE OF BUSINESS                BEGINNING                                  ENDING
-----------------------------------------------------------------------------------------------------------------------------------
FWS Radio, Inc.                            Paging Company.                   3/28/68                                   Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of the West, Inc.               Paging Company.                   3/1/57                                    Present
65 Challenger Road
Ridgefield Park, NJ  07660

Skilldex, Inc.                             Employee Training.                3/15/79                                   Present
10015 W. Technology Blvd., Suite 137
Dallas, TX 75220

Valley Mobile Communications, Inc.         Paging Company.                   3/1/65                                    Present
44830 North Elm
Lancaster, CA 93534

Abacus Communications Partners, L.P.       Message Dispatch and Telephone    3/21/95                                   Present
5620 Virginia Beach Blvd.                  Long-Distance Aggregator.
Virginia Beach, VA 23462

Abacus Communications, L.L.C.              Message Dispatch and Telephone    3/21/95                                   Present
5620 Virginia Beach Blvd.                  Long-Distance Aggregator.
Virginia Beach, VA 23462

Digital Paging Systems of Canada, Inc.     No Operating Activities.          3/15/79                                   Dissolved
65 Challenger Road
Ridgefield Park, NJ  07660

In re:       MobileMedia Communications, Inc., et al.              Attachment 16
Case No.     97-174 (PJW)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              DATES OF OPERATION
NAME AND ADDRESS                           NATURE OF BUSINESS                BEGINNING                                  ENDING
-----------------------------------------------------------------------------------------------------------------------------------
                                        MOBILEMEDIA COMMUNICATIONS, INC. (California)

No voting securities owned.

                                             MOBILEMEDIA DP PROPERTIES, INC.

No voting securities owned.


                                                       MOBILEMEDIA PCS, INC.

No voting securities owned.


                                                  DIAL PAGE SOUTHEAST, INC.

No voting securities owned.


                                                  RADIO CALL COMPANY OF VA., INC.

No voting securities owned.


                                                  MOBILEMEDIA PAGING, INC.

No voting securities owned.

In re:      MobileMedia Communications, Inc., et al.               Attachment 16
Case No.    97-174 (PJW)

---------------------------------------------------------------------------------------------------------------------
                                                                                            DATES OF OPERATION
NAME AND ADDRESS                            NATURE OF BUSINESS                          BEGINNING           ENDING
---------------------------------------------------------------------------------------------------------------------
                               MOBILEMEDIA COMMUNICATIONS CORPORATION OF AMERICA

MobileComm of the Southeast, Inc.           Paging Company.                             9/3/92              Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of the Northeast, Inc.           Paging Company.                             8/12/92             Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm Nationwide                       Paging Company.                             9/3/92              Present
Operations, Inc.
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of Tennessee, Inc.               Paging Company.                             9/16/92             Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of the Southeast Private         Paging Company.                             10/5/81             Present
Carrier Operations, Inc.
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of the Southwest, Inc.           Paging Company.                             1/3/66              Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of Florida, Inc.                 Paging Company.                             8/3/65              Present
65 Challenger Road
Ridgefield Park, NJ  07660

In re:      MobileMedia Communications, Inc., et al.               Attachment 16
Case No.    97-174 (PJW)

---------------------------------------------------------------------------------------------------------------------
                                                                                            DATES OF OPERATION
NAME AND ADDRESS                            NATURE OF BUSINESS                          BEGINNING           ENDING
---------------------------------------------------------------------------------------------------------------------
MobileComm of the Midsouth, Inc.            Paging Company.                             11/4/74             Present
65 Challenger Road
Ridgefield Park, NJ  07660

FWS Radio, Inc.                             Paging Company.                             3/28/68             Present
65 Challenger Road
Ridgefield Park, NJ  07660

MobileComm of the West, Inc.                Paging Company.                             3/1/57              Present
65 Challenger Road
Ridgefield Park, NJ  07660

Skilldex, Inc.                              Software Training.                          3/15/79             Present
10015 W. Technology Blvd., Suite 137
Dallas, TX 75220

Digital Paging Systems of Canada, Inc.      No Operating Activities.                    3/15/79             Dissolved
65 Challenger Road
Ridgefield Park, NJ  07660

                                                  MOBILECOMM OF THE SOUTHEAST, INC.

No voting securities owned.

                                                  MOBILECOMM OF THE NORTHEAST, INC.

MobileComm of the West, Inc.                Paging Company.                             3/1/57              Present
65 Challenger Road
Ridgefield Park, NJ  07660

In re:      MobileMedia Communications, Inc., et al.               Attachment 16
Case No.    97-174 (PJW)

---------------------------------------------------------------------------------------------------------------------
                                                                                            DATES OF OPERATION
NAME AND ADDRESS                            NATURE OF BUSINESS                          BEGINNING           ENDING
---------------------------------------------------------------------------------------------------------------------
                                             MOBILECOMM NATIONWIDE OPERATIONS, INC.

No voting securities owned.

                                                  MOBILECOMM OF TENNESSEE, INC.

No voting securities owned.

                                  MOBILECOMM OF THE SOUTHEAST PRIVATE CARRIER OPERATIONS, INC

No voting securities owned.

                                                 MOBILECOMM OF THE SOUTHWEST, INC.

FWS Radio, Inc.                             Paging Company.                             3/28/68             Present
65 Challenger Road
Ridgefield Park, NJ  07660

                                                  MOBILECOMM OF FLORIDA, INC.

No voting securities owned.

In re:      MobileMedia Communications, Inc., et al.               Attachment 16
Case No.    97-174 (PJW)

---------------------------------------------------------------------------------------------------------------------
                                                                                            DATES OF OPERATION
NAME AND ADDRESS                            NATURE OF BUSINESS                          BEGINNING           ENDING
---------------------------------------------------------------------------------------------------------------------
                                                  MOBILECOMM OF THE MIDSOUTH, INC.

No voting securities owned.

                                                         FWS RADIO, INC.

No voting securities owned.

                                                    MOBILECOMM OF THE WEST, INC.

No voting securities owned.

* Incorporated as Industrial Communications Systems, Inc., April 6,1956, name changed to ICS Communications, January 25, 1982 name changed to MetroMedia Paging Services, Inc., April 12, 1991, name changed to MobileMedia Communications, Inc. (California), December 2, 1993.

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                 Attachment 17-A
                     BOOKS, RECORDS AND FINANCIAL STATEMENTS
           Bookkeepers and Accountants of Debtors 1990 through 1/29/97

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        NAME                           TITLE                          DATES
--------------------------------------------------------------------------------

Santo Pittsman                  Senior Vice President and         1994 - present
65 Challenger Road.             Chief Financial Officer
Ridgefield Park, NJ  07660

Neil Blackwell                  Vice President and                1992 - 1993
SBC Communications, Inc.        Chief Financial Officer
175 E. Houston Street
San Antonio, TX 78205
(last known address)

John Kealey                     Vice President and                1987 - 1992
659 Westbrook Road              Chief Financial Officer
Ridgewood, NJ 07450

Vito Panzella                   Controller                        1991 - present
65 Challenger Road
Ridgefield Park, NJ  07660

Kevin Hausmann                  Manager - Financial Operations    1996 - present
65 Challenger Road
Ridgefield Park, NJ  07660

Michael Vesey                   Director - Business Planner       1991 - 1995
65 Challenger Road              (formerly Manager - Financial
Ridgefield Park, NJ  07660      Operations)

Marianne Sowell                 Manager - Logistics               1992 - 1995
65 Challenger Road              (formerly Manager - Financial
Ridgefield Park, NJ  07660      Operations)

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                 Attachment 17-B
                     BOOKS, RECORDS AND FINANCIAL STATEMENTS
                                    Auditors

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        NAME                        COMPANY                          DATES
--------------------------------------------------------------------------------

Ernst & Young LLP       MobileMedia Communications, Inc. and    1994, 1995, 1996
                        MobileMedia Corporation

Coopers & Lybrand LLP   Mobile Communications Corporation of    1994, 1995
                        America

KPMG Peat Marwick LLP   The Paging Division of Dial Page, Inc.  1993, 1994

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)
--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                 Attachment 17-C
                     BOOKS, RECORDS AND FINANCIAL STATEMENTS
            Persons in Possession of Books and Records as of 1/30/97

--------------------------------------------------------------------------------

      ------------------------------------------------------------------

                  NAME                               TITLE

      ------------------------------------------------------------------

      Santo Pittsman                      Senior Vice President and
      65 Challenger Road.                 Chief Financial Officer
      Ridgefield Park, NJ  07660

      Vito Panzella                       Controller
      65 Challenger Road
      Ridgefield Park, NJ  07660

      Patricia A. Gray                    Acting General Counsel
      65 Challenger Road
      Ridgefield Park, NJ  07660

      Ernst & Young LLP                   Auditor
      787 Seventh Avenue
      New York, NY 10019

      Latham & Watkins                    General Outside Counsel
      885 Third Avenue
      New York, NY 10022

In re:         MobileMedia Communications, Inc., et al.
Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                 Attachment 17-D
                     BOOKS, RECORDS AND FINANCIAL STATEMENTS
 Financial Institutions Receiving Financial Statements Within the Last Two Years

--------------------------------------------------------------------------------

During the past two years the Debtors issued public financial statements on a quarterly basis with the Securities and Exchange Commission (the "SEC") (Forms 10-K and 10-Q and periodically Form 8-K). These financial statements have been provided to the Board of Directors of MobileMedia Corporation as such statements became available. In addition, MobileMedia Corporation mails quarterly and annual financial statements to its equity shareholders and to other persons periodically, upon request. Also, some or all of these financial statements were mailed 45 days following the end of each fiscal quarter (in the case of Form 10-Q), and 90 days following the end of each fiscal year (in the case of Form 10-K) to each of the following financial institutions (as senior secured lenders, in accordance with the then prevailing credit agreement) and to each of the following trustees for the public bond indentures.

FINANCIAL INSTITUTIONS:
ABN AMRO BANK                               ABN AMRO BANK                                       Bank of America
Ms. Dianne  Waggoner                        Ms. Ann Schwaibenberg                               Ms. Linda A. Carper
101 California St. Ste 4550                 500 Park Ave., 2nd Fl.                              335 Madison Ave, 6th Floor
San Francisco, CA  94111                    New York, NY  10022                                 New York, NY  10017

Bank of Boston                              Bank of Hawaii                                      Bank of Ireland
Ms. Mary Meduski                            Mr. Bryan Scearce                                   Mr. Roger Burns
100 Federal Street                          130 Merchant St, 20th Fl.                           640 5th Avenue
Boston, MA  02110                           Honolulu, HI  96813                                 New York, NY  10019

Bank of Montreal                            Banque Francaice du Commerce Exteriur               Banque Indosuez
Mr. Andrew Moore                            Mr. Rick Kammler                                    Mr. Andrew H. Marshak
Communications/Media                        645 5th Avenue, 20th Fl                             1211 Avenue of the Americas, 7th Fl.
430 Park Avenue                             New York, NY  10036-8701                            New York, NY  10036-8701
New York, NY  10022

In re:         MobileMedia Communications, Inc., et al.          Attachment 17-D
Case Number:   97-174 (PJW)

FINANCIAL INSTITUTIONS (Cont.):
Banque Nationale de Paris                   Banque Paribas                                      Barclays (BZW)
Mr. Serge Desrayaud                         Ms. Cindy Hewitt                                    Ms. Kim E. Convey
499 Park Avenue, 7th Floor                  787 Seventh Avenue                                  222 Broadway
New York, NY  10022                         New York, NY  10019                                 New York, NY  10019

Barclays (BZW)                              Canadian Imperial Bank of Commerce                  Chancellor Capital Management, Inc.
Mr. Josef H. Norflus                        425 Lexington Ave., 8th Fl.                         Mr. Christopher A. Bondy
388 Market St., Ste. 1700                   New York, NY  10017                                 1166 6th Ave., 27th Fl.
San Francisco, CA  94111                                                                        New York, NY  10036

Chase Manhattan Bank                        Chase Manhattan Bank                                CIC-Union
Mr. Kevin Bostick                           Mr. James L. Stone                                  Mr. Edward  Marcus
One Chase Plaza, 4th Fl.                    270 Park Avenue, 9th Floor                          520 Madison Ave.
New York, NY  10081                         New York, NY  10017-2070                            New York, NY  10022

Corestates                                  Crescent Capital Corporation                        Dean Witter
Communications/ Media                       Mr. Mark L. Gold                                    Mr. Louis A. Pistecchia
Mr. Edward Kittrell                         200 Park Avenue, Ste 2200                           Two World Trade Center, 72 Fl.
15th & Market Streets                       New York, NY  10166                                 New York, NY  10048
Philadelphia, PA  19101-7618

Dresdner Bank                               Eaton Vance Management, Inc. Senior Debt Portfolio  First National Bank of Chicago
Ms. Jane A. Majeski                         Ms. Jane Musser Nelson                              Mr. Michael R. Phelan
75 Wall Street                              24 Federal Street, 6th Fl.                          One First Union Center, TW-19
New York, NY  10005                         Boston, MA  02100                                   Charlotte, NC  28288-0735

First Union National Bank of N.C.           Fuji Bank Limited                                   JP Morgan
Mr. George Cole                             Mr. Joseph D'Virgilio                               Mr. Blake Witherington
One First Union Center, TW19                Two World Trade Center, 79th Fl.                    60 Wall Street, 31st Fl.
Charlotte, NC  28288-0735                   New York, NY  10048                                 New York, NY  10048

Long Term Credit Bank, Ltd.                 Mellon Bank                                         Merita Bank
Mr. Tetsuya Fukanaga                        Mr. John R. Fell                                    Mr. Eric Mann
165 Broadway                                1735 Market Street                                  437 Madison Avenue, 21st Fl.
New York, NY  10006                         Philadelphia, PA  19103                             New York, NY  10022

In re:         MobileMedia Communications, Inc., et al.          Attachment 17-D
Case Number:   97-174 (PJW)

FINANCIAL INSTITUTIONS (Cont.):
Merrill Lynch Asset Management              Midland Bank PLC- HSBC Group                        National City
Mr. John W. Fraser                          Ms. Karen Wold                                      Ms. Usha Narayanan
800 Scudders Mills Rd., Area 2C             140 Broadway, 5th Floor                             1900 E. 19th Street
Plainsboro, NJ  08536                       New York, NY  10005                                 Cleveland, OH  44114

New York Life Insurance Co.                 Northwestern Mutual                                 Orix USA Corporation
Mr. Stephen M. Benevento                    Mr. John Schiffske                                  Mr. Charles Hooker
51 Madison Avenue                           720 E. Wisconsin Avenue                             780 3rd. Avenue, 48th Floor
New York, NY  10010                         Milwaukee, WI  53202                                New York, NY  10017

Protective                                  Royal Bank of Canada                                Sakura Bank, Limited
Mr. Mark Okada                              Mr. Thomas Bryne                                    Mr. Kam Pasha
13455 Noel Road, LB45, Suite 1150           Financial Square                                    277 Park Avenue
Dallas, TX  75240                           New York, NY  10005-3531                            New York, NY  10172

Shenkman                                    Societe Generale                                    KeyBank
Mr. Frank Whitley                           Ms. Elaine I. Khalil                                Ms. Kathleen Mayher
461 5th Avenue, 22nd Fl.                    1221 Avenue of the Americas                         127 Public Square
New York, NY  10017                         New York, NY  10020                                 MC: 0H01-27-0602
                                                                                                Cleveland, OH  44114

Travelers Insurance                         Summit Bank                                         Van Kampen Meritt
Mr. John Petchler                           Mr. Bruce Gray                                      Mr. Jeff Maillet
One Tower Square., 9PB                      25 East Salem                                       One Parkview  Plaza
Hartford, CT  06183-2030                    Hackensack, NJ  07602                               Oakbrook Terrace, IL  60181

The DAI-ICHI KANGYO Bank, LTD.              Hibernia National Bank                              CHL  Yield Bank Loan Portfolio
Mr. Seiji Imai                              Mr. Troy Villafarra                                 Mr. James P. Ferguson
One World Trade Center, Ste. 4911           313 Carondelet Street                               270 Park Ave
New York, NY  10048                         New Orleans, LA  70130                              New York, NY  10017

CAN Insurance Company                       Bank of Hawaii                                      Bank of Ireland
Ms. Diane Rogers                            Mr. Bryan Scearce                                   Mr. Roger Burns
867 Madison Ave, 7th Floor                  130 Merchant Street, 20th Floor                     640 5th Avenue
New York, NY  10021                         Honolulu, HI  96813                                 New York, NY  10019

In re:         MobileMedia Communications, Inc., et al.          Attachment 17-D
Case Number:   97-174 (PJW)

FINANCIAL INSTITUTIONS (Cont.):
Bear, Stearns Government Securities, Inc.   Chase Manhattan Bank                                City National Bank
Ms. Gloria Dombrowski                       Ms. Ruth Traugott                                   Mr. Kim Bingham
245 Park Avenue, 4th Floor                  270 Park Avenue                                     400 N. Roxbury Drive, 3rd Floor
New York, NY  10167                         New York, NY  10017                                 Beverly Hills, CA  90210


Fleet Bank, NA                              Society National Bank                               Mitsubishi Trust & Banking
attn:  Len Maddox                           attn:  Marvin Kodish                                attn:  Anthony Rock
175 Water Street                            127 Public Square                                   520 Madison Avenue
28th Floor                                  Mailcode, OH 01-27-0602                             26th Floor
New York, NY                                Cleveland, OH 44114                                 New York, NY 10022

TRUSTEES:

State Street Bank & Trust Co.               First Trust of NY, National Association             First Union National Bank
Mr. Robert Butzier                          Mr. Geofani Barris                                  Mr. Kirby
225 Franklin Street                         100 Wall Street                                     Corporation Trust Operation, 1153
Boston, MA  02101                           New York, NY  10005                                 230 South Tyron Street, 11th Floor
                                                                                                Charlotte, NC  28288-1153

All of the Debtors' financial statements are publicly available through the SEC in Washington, D.C., or through the Debtors' headquarters at 65 Challenger Road, Ridgefield Park, New Jersey.

In addition to the financial institutions listed above, the Debtor, through Chase Manhattan Bank and Chemical Bank (as Agent), have distributed certain SEC Forms 10-K and 10-Q to financial institutions other than those listed above in conjunction with the offering of senior secured debt facilities.

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                            Attachment 18-A and 18-B
                                   INVENTORIES

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                          Date Physical          Supervisor/Keeper
                          Inventory Taken        of Records                Inventory Balance
                          ---------------        ----------                -----------------
---------------------------------------------------------------------------------------------------
As of December 31, 1996   1/02/97 - 1/04/97      James Hutchinson          $16,578,185 (unaudited)*
                                                 Manager/IDC
                                                 Marianne Sowell
                                                 Manager/Logistics
---------------------------------------------------------------------------------------------------
As of December 31, 1995   10/25/95 - 10/27/95    Marianne Sowell           $ 9,623,000 (unaudited)*
                                                 Manager/Logistics
---------------------------------------------------------------------------------------------------

* MobileMedia values inventories at the lower of cost or market value, with cost being determined using the first-in, first-out method. Inventories consist of pagers held specifically for re-sale through the Company's indirect sales distribution channel.

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                Attachment 19-B
                  CURRENT OFFICERS, DIRECTORS AND SHAREHOLDERS

--------------------------------------------------------------------------------

                            MOBILEMEDIA CORPORATION

Directors                                     Mailing Address
------------------                            ---------------
David A. Bayer         Director/ Chairman     65 Challenger Road, Ridgefield
                                                  Park NJ 07660
Clifford A. Bean       Director               65 Challenger Road, Ridgefield
                                                  Park NJ 07660
John L. Bunce, Jr.     Director               *
Mitchell R. Cohen      Director               *
Tully M. Friedman      Director               *
F. Warren Hellman      Director               *

Business address for Messrs. Bunce, Cohen, Hellman & Friedman is:
c/o Hellman & Friedman Investors, Inc., One Maritime Plaza, San Francisco CA
94111

Officers
David A. Bayer         Acting Chief Executive Officer
Santo J. Pittsman      Vice President and Chief Financial Officer
Kevin T. Shea          Treasurer
Patricia A. Gray       Secretary, Acting General Counsel

         Business address of all officers above is:
         65 Challenger Road, Ridgefield Park NJ 07660

5% or Greater Holders
Hellman & Friedman Capital Partners II L.P.*                      22.94%
         c/o Hellman & Friedman Investors, Inc.
         One Maritime Plaza, San Francisco CA 94111

Hellman & Friedman MobileMedia Partners LLC*                      11.68%
         c/o Hellman & Friedman Investors, Inc.
         One Maritime Plaza, San Francisco CA 94111

Wellington Management Company, LLP                                 6.6%
         75 State Street, Boston, MA 02109

* Note that on 1/29/97 Messrs Bunce and Cohen were Vice Presidents, and Messrs. Hellman and Friedman were directors of Hellman & Friedman Investors, Inc. the indirect parent entity of these 5% holders listed above.

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

                        MOBILEMEDIA COMMUNICATIONS, INC.

Directors
David A. Bayer           Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Curtis M. Hughes         Assistant Vice President
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
MobileMedia Corporation                        100%

          Business address of all directors, officers & holders above is:
          65 Challenger Road, Ridgefield Park NJ 07660

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

                           DIAL PAGE SOUTHEAST, INC.

Directors
David A. Bayer           Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Curtis M. Hughes         Assistant Vice President
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
MobileMedia Communications, Inc.               100%
MobileMedia Corporation                        100% holder of MobileMedia
                                                  Communications, Inc.

          Business address of all directors, officers & holders above is:
          65 Challenger Road, Ridgefield Park NJ 07660

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

                                FWS RADIO, INC.

Directors
David A. Bayer           Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Curtis M. Hughes         Assistant Vice President
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
MobileMedia Communications, Inc.               50%
MobileComm of the Southwest, Inc.              50%
Mobile Communications Corporation of America   100% owner of MobileComm of the
                                                  Southwest, Inc.
MobileMedia Corporation                        100% owner of MobileMedia
                                                  Communications, Inc.

          Business address of all directors, officers & holders above is: 65 Challenger Road, Ridgefield Park NJ 07660

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

                  MOBILE COMMUNICATIONS CORPORATION OF AMERICA

Directors
David A. Bayer           Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Curtis M. Hughes         Assistant Vice President
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
MobileMedia Communications, Inc.               100%
MobileMedia Corporation                        100% holder of MobileMedia
                                                  Communications, Inc.

          Business address of all directors, officers & holders above is:
          65 Challenger Road, Ridgefield Park NJ 07660

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

                 MOBILEMEDIA COMMUNICATIONS, INC. (CALIFORNIA)

Directors
David A. Bayer           Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Curtis M. Hughes         Assistant Vice President
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
MobileMedia Communications, Inc.               100%
MobileMedia Corporation                        100% holder of MobileMedia
                                                  Communications, Inc.

          Business address of all directors, officers & holders above is:
          65 Challenger Road, Ridgefield Park NJ 07660

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

                        MOBILEMEDIA DP PROPERTIES, INC.

Directors
David A. Bayer           Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Curtis M. Hughes         Assistant Vice President
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
MobileMedia Communications, Inc.               100%
MobileMedia Corporation                        100% holder of MobileMedia
                                                  Communications, Inc.

          Business address of all directors, officers & holders above is:
          65 Challenger Road, Ridgefield Park NJ 07660

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

                            MOBILEMEDIA PAGING, INC.

Directors
David A. Bayer           Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
Curtis M. Hughes         Assistant Vice President
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
MobileMedia Communications, Inc.               100%
MobileMedia Corporation                        100% holder of MobileMedia
                                                  Communication, Inc.

          Business address of all directors, officers & holders above is:
          65 Challenger Road, Ridgefield Park NJ 07660

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

                             MOBILEMEDIA PCS, INC.

Directors
David A. Bayer           Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Curtis M. Hughes         Assistant Vice President
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
MobileMedia Communications, Inc.               100%
MobileMedia Corporation                        100% holder of MobileMedia
                                                  Communications, Inc.

          Business address of all directors, officers & holders above is:
          65 Challenger Road, Ridgefield Park NJ 07660

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

                     MOBILECOMM NATIONWIDE OPERATIONS, INC.

Directors
David A. Bayer           Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Curtis M. Hughes         Assistant Vice President
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
Mobile Communications Corporation of America   100%
MobileMedia Communications, Inc.               100% holder of Mobile
                                                  Communications Corporation of
                                                  America
MobileMedia Corporation                        100% holder of MobileMedia
                                                  Communications, Inc.

          Business address of all directors, officers & holders above is:
          65 Challenger Road, Ridgefield Park NJ 07660

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

                          MOBILECOMM OF FLORIDA, INC.

Directors
David A. Bayer           Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Curtis M. Hughes         Assistant Vice President
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
Mobile Communications Corporation of America   100%
MobileMedia Communications, Inc.               100% holder of Mobile
                                                  Communications Corporation of
                                                  America
MobileMedia Corporation                        100% holder of MobileMedia
                                                  Communications, Inc.

          Business address of all directors, officers & holders above is:
          65 Challenger Road, Ridgefield Park NJ 07660

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

                         MOBILECOMM OF TENNESSEE, INC.

Directors
David A. Bayer           Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Curtis M. Hughes         Assistant Vice President
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
Mobile Communications Corporation of America   100%
MobileMedia Communications, Inc.               100% holder of Mobile
                                                  Communications Corporation of
                                                  America
MobileMedia Corporation                        100% holder of MobileMedia
                                                  Communications, Inc.

          Business address of all directors, officers & holders above is:
          65 Challenger Road, Ridgefield Park NJ 07660

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

                        MOBILECOMM OF THE MIDSOUTH, INC.

Directors
David A. Bayer           Director
Mitchell R. Cohen        Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Curtis M. Hughes         Assistant Vice President
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
Mobile Communications Corporation of America   100%
MobileMedia Communications, Inc.               100% holder of Mobile
                                                  Communications Corporation of
                                                  America
MobileMedia Corporation                        100% holder of MobileMedia
                                                  Communications, Inc.

          Business address of all directors, officers & holders above, except Mr. Cohen, is:
          65 Challenger Road, Ridgefield Park NJ 07660
          Business address of Mr. Cohen is:
          c/o Hellman & Friedman Investors, Inc., One Maritime Plaza,
          San Francisco CA 94111

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

                       MOBILECOMM OF THE NORTHEAST, INC.

Directors
David A. Bayer           Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Curtis M. Hughes         Assistant Vice President
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
Mobile Communications Corporation of America   100%
MobileMedia Communications, Inc.               100% holder of Mobile
                                                  Communications Corporation of
                                                  America
MobileMedia Corporation                        100% holder of MobileMedia
                                                  Communications, Inc.

          Business address of all directors, officers & holders above is:
          65 Challenger Road, Ridgefield Park NJ 07660

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

                       MOBILECOMM OF THE SOUTHEAST, INC.

Directors
David A. Bayer           Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Curtis M. Hughes         Assistant Vice President
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
Mobile Communications Corporation of America   100%
MobileMedia Communications, Inc.               100% holder of Mobile
                                                  Communications Corporation of
                                                  America
MobileMedia Corporation                        100% holder of MobileMedia
                                                  Communications, Inc.

          Business address of all directors, officers & holders above is:
          65 Challenger Road, Ridgefield Park NJ 07660

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

          MOBILECOMM OF THE SOUTHEAST PRIVATE CARRIER OPERATIONS, INC.

Directors
David A. Bayer           Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Curtis M. Hughes         Assistant Vice President
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
Mobile Communications Corporation of America   100%
MobileMedia Communications, Inc.               100% holder of Mobile
                                                  Communications Corporation of
                                                  America
MobileMedia Corporation                        100% holder of MobileMedia
                                                  Communications, Inc.

          Business address of all directors, officers & holders above is:
          65 Challenger Road, Ridgefield Park NJ 07660

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

                       MOBILECOMM OF THE SOUTHWEST, INC.

Directors
David A. Bayer           Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Curtis M. Hughes         Assistant Vice President
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
Mobile Communications Corporation of America   100%
MobileMedia Communications, Inc.               100% holder of Mobile
                                                  Communications Corporation of
                                                  America
MobileMedia Corporation                        100% holder of MobileMedia
                                                  Communications, Inc.

          Business address of all directors, officers & holders above is:
          65 Challenger Road, Ridgefield Park NJ 07660

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

                          MOBILECOMM OF THE WEST, INC.

Directors
David A. Bayer           Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Curtis M. Hughes         Assistant Vice President
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
Mobile Communications Corporation of America   89%
MobileComm of the Northeast, Inc.              11%
MobileMedia Communications, Inc.               100% holder of Mobile
                                                  Communications Corporation of
                                                  America;  100% holder of
                                                  MobileComm of the Northeast,
                                                  Inc.
MobileMedia Corporation                        100% holder of MobileMedia
                                                  Communications, Inc.

          Business address of all directors, officers & holders above is:
          65 Challenger Road, Ridgefield Park NJ 07660

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

                        RADIO CALL COMPANY OF VA., INC.

Directors
David A. Bayer           Director
Santo J. Pittsman        Director

Officers
David A. Bayer           President & Acting Chief Executive Officer
Santo J. Pittsman        Senior Vice President & Chief Financial Officer
Mark L. Witsaman         Senior Vice President & Chief Technology Officer
H. Stephen Burdette      Senior Vice President of Corporate Development &
                         Acting Vice President of Operations
H. Andrew Cross          Executive Vice President of Sales and Marketing
Steven Gross             Senior Vice President of Strategic Planning
Curtis M. Hughes         Assistant Vice President
Kevin T. Shea            Treasurer
Patricia A. Gray         Secretary
Roberta Boykin           Assistant Secretary
Debra P. Hilson          Assistant Secretary
James M. Pascucci        Assistant Treasurer

5% or Greater Holders
MobileMedia Communications, Inc.               100%
MobileMedia Corporation                        100% holder of MobileMedia
                                                  Communications, Inc.

          Business address of all directors, officers & holders above is:
          65 Challenger Road, Ridgefield Park NJ 07660

In re:        MobileMedia Communications, Inc., et al.             Attachment 19
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                Attachment 20-B
                  FORMER OFFICERS, DIRECTORS AND SHAREHOLDERS

--------------------------------------------------------------------------------

                            MOBILEMEDIA CORPORATION

Directors                                                               End Date
--------------------------------------------------------------------------------
Kenneth P. Mitchell       Director                                      06/07/96
John M. Kealey            Director                                      07/12/96
Gregory M. Rorke          Director                                      07/12/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
John M. Kealey            President                                     07/12/96
John M. Kealey            Chief Operating Officer                       07/12/96
Gregory M. Rorke          Chief Executive Officer                       07/31/96
David A. Bayer            Acting Chief Executive Officer                08/30/96
Kenneth R. McVay          Vice President                                09/27/96
Kenneth R. McVay          General Counsel                               09/27/96
Kenneth R. McVay          Secretary                                     09/27/96
Gene P. Belardi           Vice President                                09/29/96
Gene P. Belardi           Assistant Secretary                           09/27/96
Gene P. Belardi           Regulatory Counsel                            09/27/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

                        MOBILEMEDIA COMMUNICATIONS, INC.

Directors                                                               End Date
--------------------------------------------------------------------------------
Gregory Rorke             Director                                      07/12/96
John M. Kealey            Director                                      07/12/96
Kenneth R. McVay          Director                                      09/27/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
John M. Kealey            President                                     07/12/96
John M. Kealey            Chief Operating Officer                       07/12/96
Rodolfo O. Ploder         Vice President of Operations                  07/12/96
Gregory Rorke             Chief Executive Officer                       07/31/96
Kenneth R. McVay          Vice President                                09/27/96
Kenneth R. McVay          General Counsel                               09/27/96
Kenneth R. McVay          Secretary                                     09/27/96
Gene P. Belardi           Vice President                                09/27/96
Gene P. Belardi           Regulatory Counsel                            09/27/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Penelope J. Barnett       Assistant Secretary                           12/02/96
Michael B. Lee            Senior Vice President of Sales                12/06/96
Karen Aidem               Senior Vice President of Marketing            01/17/97

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

                            DIAL PAGE SOUTHEAST, INC.

Directors                 Position                                      End Date
--------------------------------------------------------------------------------
John M. Kealey            Director                                      07/12/96
Gregory M. Rorke          Director                                      07/12/96
Kenneth R. McVay          Director                                      09/27/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
John M. Kealey            President                                     07/12/96
John M. Kealey            Chief Operating Officer                       07/12/96
Gregory M. Rorke          Chief Executive Officer                       07/31/96
David A. Bayer            Acting Chief Executive Officer                08/30/96
Gene P. Belardi           Vice President, Regulatory Counsel
                             & Assistant Secretary                      09/27/96
Kenneth R. McVay          Vice President, General Counsel & Secretary   09/27/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Penelope J. Barnett       Assistant Secretary                           12/02/96
Michael B. Lee            Senior Vice President of Sales                12/06/96
Karen A. Aidem            Senior Vice President of Marketing            01/17/97

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

                                 FWS RADIO, INC.

Directors                                                               End Date
--------------------------------------------------------------------------------
John M. Kealey            Director                                      07/12/96
Gregory M. Rorke          Director                                      07/12/96
Kenneth R. McVay          Director                                      09/27/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
David A. Bayer            Acting Chief Executive Officer                08/30/96
John M. Kealey            President                                     07/12/96
Rodolfo O. Ploder         Vice President of Operations                  07/12/96
Gregory M. Rorke          Chairman                                      07/31/96
Kenneth R. McVay          Vice President and Secretary                  09/27/96
Gene P. Belardi           Vice President and Assistant Secretary        09/27/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Penelope J. Barnett       Assistant Secretary                           12/02/96
Michael B. Lee            Senior Vice President of Sales                12/06/96
Karen A. Aidem            Senior Vice President of Marketing            01/17/97

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

                  MOBILE COMMUNICATIONS CORPORATION OF AMERICA

Directors                                                               End Date
--------------------------------------------------------------------------------
John M. Kealey            Director                                      07/12/96
Gregory M. Rorke          Director                                      07/12/96
Kenneth R. McVay          Director                                      09/27/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
Glynn Ingram              Vice President                                04/05/96
Rodolfo O. Ploder         Vice President of Operations                  07/12/96
John M. Kealey            President                                     07/12/96
Gregory M. Rorke          Chief Executive Officer                       07/31/96
David A. Bayer            Acting Chief Executive Officer                08/30/96
Kenneth R. McVay          Vice President and Secretary                  09/27/96
Gene P. Belardi           Vice President and Assistant Secretary        09/27/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Penelope J. Barnett       Assistant Secretary                           12/02/96
Michael B. Lee            Senior Vice President of Sales                12/06/96
Karen A. Aidem            Senior Vice President of Marketing            01/17/97

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

                  MOBILEMEDIA COMMUNICATIONS, INC. (CALIFORNIA)

Directors                                                               End Date
--------------------------------------------------------------------------------
John L. Bunce             Director                                      07/12/96
John M. Kealey            Director                                      07/12/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
John M. Kealey            President                                     07/12/96
Gregory M. Rorke          Chief Executive Officer                       07/31/96
David A. Bayer            Acting Chief Executive Officer                08/30/96
Gene P. Belardi           Vice President Regulatory                     09/27/96
Kenneth R. McVay          Secretary                                     09/27/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Penelope J. Barnett       Assistant Secretary                           12/02/96
Michael B. Lee            Senior Vice President of Sales                12/06/96
Karen A. Aidem            Senior Vice President of Marketing            01/17/97

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

                         MOBILEMEDIA DP PROPERTIES, INC.

Directors                                                               End Date
--------------------------------------------------------------------------------
John L. Bunce             Director                                      07/12/96
Mitchell R. Cohen         Director                                      07/12/96
Gregory M. Rorke          Director                                      07/12/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
John M. Kealey            President                                     07/12/96
Gregory M. Rorke          Chief Executive Officer                       07/31/96
David A. Bayer            Acting Chief Executive Officer                08/30/96
Kenneth R. McVay          Secretary                                     09/27/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Penelope J. Barnett       Assistant Secretary                           12/02/96
Michael B. Lee            Senior Vice President of Sales                12/06/96
Karen A. Aidem            Senior Vice President of Marketing            01/17/97

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

                            MOBILEMEDIA PAGING, INC.

Directors                                                               End Date
--------------------------------------------------------------------------------
John L. Bunce             Director                                      07/12/96
Mitchell R. Cohen         Director                                      07/12/96
David A. Bayer            Director                                      07/12/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
John M. Kealey            President                                     07/12/96
Gregory M. Rorke          Chief Executive Officer                       07/31/96
David A. Bayer            Acting Chief Executive Officer                08/30/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Kenneth R. McVay          Secretary                                     09/27/96
Gene P. Belardi           Assistant Secretary                           09/27/96
Penelope Barnett          Assistant Secretary                           12/02/96
Michael B. Lee            Vice President of Sales                       12/06/96
Karen A. Aidem            Vice President of Marketing                   01/17/97

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

                              MOBILEMEDIA PCS, INC.

Directors                                                               End Date
--------------------------------------------------------------------------------
John L. Bunce             Director                                      07/12/96
Mitchell R. Cohen         Director                                      07/12/96
David A. Bayer            Director                                      07/12/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
John M. Kealey            President                                     07/12/96
Gregory M. Rorke          Chief Executive Officer                       07/31/96
David A. Bayer            Acting Chief Executive Officer                08/30/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Gene P. Belardi           Assistant Secretary                           09/27/96
Kenneth R. McVay          Secretary                                     09/27/96
Penelope Barnett          Assistant Secretary                           12/02/96
Michael B. Lee            Senior Vice President of Sales                12/06/96
Karen A. Aidem            Senior Vice President of Marketing            01/17/97

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

                     MOBILECOMM NATIONWIDE OPERATIONS, INC.

Directors                                                               End Date
--------------------------------------------------------------------------------
John M. Kealey            Director                                      07/12/96
Gregory M. Rorke          Director                                      07/12/96
Kenneth R. McVay          Director                                      07/12/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
Glynn Ingram              Vice President                                04/05/96
Rodolfo O. Ploder         Vice President of Operations                  07/12/96
John M. Kealey            President                                     07/12/96
Gregory M. Rorke          Chief Executive Officer                       07/31/96
David A. Bayer            Acting Chief Executive Officer                08/30/96
Kenneth R. McVay          Vice President and Secretary                  09/27/96
Gene P. Belardi           Vice President and Assistant Secretary        09/27/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Penelope J. Barnett       Assistant Secretary                           12/02/96
Michael B. Lee            Senior Vice President of Sales                12/06/96
Karen A. Aidem            Senior Vice President of Marketing            01/17/97

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

                           MOBILECOMM OF FLORIDA, INC.

Directors                                                               End Date
--------------------------------------------------------------------------------
John M. Kealey            Director                                      07/12/96
Gregory M. Rorke          Director                                      07/12/96
Kenneth R. McVay          Director                                      07/12/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
Glynn Ingram              Vice President                                04/05/96
Rodolfo O. Ploder         Vice President of Operations                  07/12/96
John M. Kealey            President                                     07/12/96
Gregory M. Rorke          Chief Executive Officer                       07/31/96
David A. Bayer            Acting Chief Executive Officer                08/30/96
Kenneth R. McVay          Vice President and Secretary                  09/27/96
Gene P. Belardi           Vice President and Assistant Secretary        09/27/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Penelope J. Barnett       Assistant Secretary                           12/02/96
Michael B. Lee            Senior Vice President of Sales                12/06/96
Karen A. Aidem            Senior Vice President of Marketing            01/17/97

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

                          MOBILECOMM OF TENNESSEE, INC.

Directors                                                               End Date
--------------------------------------------------------------------------------
John M. Kealey            Director                                      07/12/96
Gregory M. Rorke          Director                                      07/12/96
Kenneth R. McVay          Director                                      07/12/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
Glynn Ingram              Vice President                                04/05/96
Rodolfo O. Ploder         Vice President of Operations                  07/12/96
John M. Kealey            President                                     07/12/96
Gregory M. Rorke          Chief Executive Officer                       07/31/96
David A. Bayer            Acting Chief Executive Officer                08/30/96
Kenneth R. McVay          Vice President and Secretary                  09/27/96
Gene P. Belardi           Vice President and Assistant Secretary        09/27/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Penelope J. Barnett       Assistant Secretary                           12/02/96
Michael B. Lee            Senior Vice President of Sales                12/06/96
Karen A. Aidem            Senior Vice President of Marketing            01/17/97

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

                        MOBILECOMM OF THE MIDSOUTH, INC.

Directors                                                               End Date
--------------------------------------------------------------------------------
John M. Kealey            Director                                      07/12/96
Gregory M. Rorke          Director                                      07/12/96
Kenneth R. McVay          Director                                      07/12/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
Glynn Ingram              Vice President                                04/05/96
Rodolfo O. Ploder         Vice President of Operations                  07/12/96
John M. Kealey            President                                     07/12/96
Gregory M. Rorke          Chief Executive Officer                       07/31/96
David A. Bayer            Acting Chief Executive Officer                08/30/96
Kenneth R. McVay          Vice President and Secretary                  09/27/96
Gene P. Belardi           Vice President and Assistant Secretary        09/27/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Penelope J. Barnett       Assistant Secretary                           12/02/96
Michael B. Lee            Senior Vice President of Sales                12/06/96
Karen A. Aidem            Senior Vice President of Marketing            01/17/97

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

                        MOBILECOMM OF THE NORTHEAST, INC.

Directors                                                               End Date
--------------------------------------------------------------------------------
John M. Kealey            Director                                      07/12/96
Gregory M. Rorke          Director                                      07/12/96
Kenneth R. McVay          Director                                      07/12/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
Glynn Ingram              Vice President                                04/05/96
Rodolfo O. Ploder         Vice President of Operations                  07/12/96
John M. Kealey            President                                     07/12/96
Gregory M. Rorke          Chief Executive Officer                       07/31/96
David A. Bayer            Acting Chief Executive Officer                08/30/96
Kenneth R. McVay          Vice President and Secretary                  09/27/96
Gene P. Belardi           Vice President and Assistant Secretary        09/27/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Penelope J. Barnett       Assistant Secretary                           12/02/96
Michael B. Lee            Senior Vice President of Sales                12/06/96
Karen A. Aidem            Senior Vice President of Marketing            01/17/97

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

                        MOBILECOMM OF THE SOUTHEAST, INC.

Directors                                                               End Date
--------------------------------------------------------------------------------
John M. Kealey            Director                                      07/12/96
Gregory M. Rorke          Director                                      07/12/96
Kenneth R. McVay          Director                                      07/12/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
Glynn Ingram              Vice President                                04/05/96
Rodolfo O. Ploder         Vice President of Operations                  07/12/96
John M. Kealey            President                                     07/12/96
Gregory M. Rorke          Chief Executive Officer                       07/31/96
David A. Bayer            Acting Chief Executive Officer                08/30/96
Kenneth R. McVay          Vice President and Secretary                  09/27/96
Gene P. Belardi           Vice President and Assistant Secretary        09/27/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Penelope J. Barnett       Assistant Secretary                           12/02/96
Michael B. Lee            Senior Vice President of Sales                12/06/96
Karen A. Aidem            Senior Vice President of Marketing            01/17/97

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

          MOBILECOMM OF THE SOUTHEAST PRIVATE CARRIER OPERATIONS, INC.

Directors                                                               End Date
--------------------------------------------------------------------------------
John M. Kealey            Director                                      07/12/96
Gregory M. Rorke          Director                                      07/12/96
Kenneth R. McVay          Director                                      07/12/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
Glynn Ingram              Vice President                                04/05/96
Rodolfo O. Ploder         Vice President of Operations                  07/12/96
John M. Kealey            President                                     07/12/96
Gregory M. Rorke          Chief Executive Officer                       07/31/96
David A. Bayer            Acting Chief Executive Officer                08/30/96
Kenneth R. McVay          Vice President and Secretary                  09/27/96
Gene P. Belardi           Vice President and Assistant Secretary        09/27/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Penelope J. Barnett       Assistant Secretary                           12/02/96
Michael B. Lee            Senior Vice President of Sales                12/06/96
Karen A. Aidem            Senior Vice President of Marketing            01/17/97

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

                        MOBILECOMM OF THE SOUTHWEST, INC.

Directors                                                               End Date
--------------------------------------------------------------------------------
John M. Kealey            Director                                      07/12/96
Gregory M. Rorke          Director                                      07/12/96
Kenneth R. McVay          Director                                      07/12/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
Glynn Ingram              Vice President                                04/05/96
Rodolfo O. Ploder         Vice President of Operations                  07/12/96
John M. Kealey            President                                     07/12/96
Gregory M. Rorke          Chief Executive Officer                       07/31/96
David A. Bayer            Acting Chief Executive Officer                08/30/96
Kenneth R. McVay          Vice President and Secretary                  09/27/96
Gene P. Belardi           Vice President and Assistant Secretary        09/27/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Penelope J. Barnett       Assistant Secretary                           12/02/96
Michael B. Lee            Senior Vice President of Sales                12/06/96
Karen A. Aidem            Senior Vice President of Marketing            01/17/97

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

                          MOBILECOMM OF THE WEST, INC.

Directors                                                               End Date
--------------------------------------------------------------------------------
John M. Kealey            Director                                      07/12/96
Gregory M. Rorke          Director                                      07/12/96
Kenneth R. McVay          Director                                      07/12/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
Glynn Ingram              Vice President                                04/05/96
Rodolfo O. Ploder         Vice President of Operations                  07/12/96
John M. Kealey            President                                     07/12/96
Gregory M. Rorke          Chief Executive Officer                       07/31/96
David A. Bayer            Acting Chief Executive Officer                08/30/96
Kenneth R. McVay          Vice President and Secretary                  09/27/96
Gene P. Belardi           Vice President and Assistant Secretary        09/27/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Penelope J. Barnett       Assistant Secretary                           12/02/96
Michael B. Lee            Senior Vice President of Sales                12/06/96
Karen A. Aidem            Senior Vice President of Marketing            01/17/97

In re:        MobileMedia Communications, Inc., et al.             Attachment 20
Case Number:  97-174 (PJW)

                         RADIO CALL COMPANY OF VA., INC.

Directors                                                               End Date
--------------------------------------------------------------------------------
John M. Kealey            Director                                      07/12/96
Gregory M. Rorke          Director                                      07/12/96
Kenneth R. McVay          Director                                      09/27/96
Michael K. Lorelli        Director                                      11/20/96

Officers                  Position                                      End Date
--------------------------------------------------------------------------------
John M. Kealey            President and Chief Operating Officer         07/12/96
Gregory M. Rorke          Chief Executive Officer                       07/31/96
David A. Bayer            Acting Chief Executive Officer                08/30/96
Gene P. Belardi           Vice President Regulatory Counsel
                              and Asst. Secretary                       09/27/96
Kenneth R. McVay          Vice President General Counsel and Secretary  09/27/96
Michael K. Lorelli        Chief Executive Officer                       11/20/96
Penelope Barnett          Assistant Secretary                           12/02/96
Michael B. Lee            Senior Vice President of Sales                12/06/96
Karen A. Aidem            Senior Vice President of Marketing            01/17/97

In re:        MobileMedia Communications, Inc., et al.
Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------
                         United States Bankruptcy Court
                              District of Delaware

                         Statement of Financial Affairs
                                  Attachment 21
                         DISTRIBUTIONS BY A CORPORATION

--------------------------------------------------------------------------------

Distributions to Current and Former Officers and Directors between January 30, 1996 and January 29, 1997

    Current & Former             Reimbursable         Total            Stock
        Officers                  Expenses *      Compensation        Options
        --------                  ----------      ------------        -------

                                 ------------     ------------      ------------
Lorelli, Michael (2) (8)              $13,706       $1,309,627         1,000,000
Rorke, Gregory (2) (8)                 23,320          792,236
Kealey, John (2) (8)                   22,327          729,187            12,500
Aidem, Karen (2)                       18,884          365,885
Lee, Michael (2)                       39,489          262,692            25,000
McVay, Kenneth (2)                     26,049          255,685            25,000
Witsaman, Mark (1)                    110,420          208,959
Pittsman, Santo (1)                    31,041          181,346            25,000
Burdette, H. Stephen (1)               81,280          170,961
Shea, Kevin (1)                        14,596          142,034            15,000
Hughes, Curtis (1)                     22,124          137,938            10,000
Gray, Patricia (1)                      9,380          111,508             5,000
Belardi, Gene (2)                      14,769          107,692            12,110
Cross, Andrew (1)                       8,244          105,000           100,000
Ploder, Rodolfo (2)                    28,532           87,593             6,250
Pascucci, James (1)                    85,658           85,454
Gross, Steven (1)                       9,730           77,308            75,000
Hilson, Debra (1)                      29,723           61,347
Boykin, Roberta (1)                     6,528           40,808             1,000
Barnett, Penelope (2)                     901           37,252
Ingram, Glynn (2)                       1,350           92,943
                                 ------------     ------------      ------------

In re:        MobileMedia Communications, Inc., et al.             Attachment 21
Case Number:  97-174 (PJW)

    Current & Former             Reimbursable         Total            Stock
        Officers                  Expenses *      Compensation        Options(9)
        --------                  ----------      ------------        -------

                                 ------------     ------------      ------------
Bayer, David (2) (3) (10)             158,946          255,000             1,400
Bean, Clifford (3)                     30,408                0             1,400
Bunce, John (3) (7)                         0                0             1,400
Cohen, Mitchell (3) (7)                     0                0             1,400
Friedman, Tully (3) (7)                     0                0             1,400
Hellman, F. Warren (3) (7)                  0                0             1,400
Mitchell, Kenneth (5)                       0                0                 0

Hellman & Friedman (6)                 74,240                0
                                 ------------     ------------      ------------

(1)   Current Officer and/or Insider
(2)   Former Officer and/or Insider
(3)   Current Director
(4)   Chairman, MobileMedia Corporation
(5)   Former Director
(6)   Principal Investor
(7)   General Partner of Hellman & Friedman
(8)   Former Officer who is also a Former Director of MobileMedia Corporation
(9) Annual stock option grants issued pursuant to the Non-Employee Stock Option Plan of MobileMedia Corporation dated December 1, 1993
(10)  Includes amounts paid to entities controlled by Mr. Bayer

  * Reimburseable Expenses are not included in Total Compensation


                                     Page 2